AGREEMENT AND PLAN OF MERGER AND REORGANIZATION


                          Dated as of October 31, 1999,

                                      Among

                             SONIC AUTOMOTIVE, INC.

                              FAA ACQUISITION CORP.

                          FIRSTAMERICA AUTOMOTIVE, INC.

                                       And

                         CERTAIN OF THE STOCKHOLDERS OF

                          FIRSTAMERICA AUTOMOTIVE, INC.


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                               TABLE OF CONTENTS

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
ARTICLE I  SECURITIES PURCHASE ...................................................................................2
         Section 1.1          The Securities Purchase ............................................................2
         Section 1.2          Purchase Price .....................................................................2
         Section 1.3          Registration, Offer or Sale of Parent Common Stocks ................................4
         Section 1.4          The Closing ........................................................................6
         Section 1.5          Record Transfer of Company Securities; Parent as Purchaser .........................6
         Section 1.6          Treatment of Options ...............................................................6

ARTICLE II  THE MERGER............................................................................................7
         Section 2.1          The Merger .........................................................................7
         Section 2.2          Effective Time .....................................................................7
         Section 2.3          Effects of the Merger ..............................................................8
         Section 2.4          Certificate of Incorporation; By-Laws ..............................................8
         Section 2.5          Directors ..........................................................................8
         Section 2.6          Officers ...........................................................................8
         Section 2.7          Effect on Capital Stock ............................................................8
         Section 2.8          Exchange of Certificates ...........................................................9

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.......................................................11
         Section 3.1          Organization, Standing and Corporate Power ........................................11
         Section 3.2          Subsidiaries; Investments .........................................................12
         Section 3.3          Capital Structure .................................................................12
         Section 3.4          Authority; Noncontravention .......................................................12
         Section 3.5          SEC Documents .....................................................................14
         Section 3.6          [INTENTIONALLY LEFT BLANK] ........................................................14
         Section 3.7          Litigation ........................................................................14
         Section 3.8          Labor Matters .....................................................................14


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         Section 3.9          Employee Benefit Plans ............................................................15
         Section 3.10         Tax Returns and Tax Payments ......................................................17
         Section 3.11         Brokers ...........................................................................18
         Section 3.12         [INTENTIONALLY LEFT BLANK] ........................................................18
         Section 3.13         [INTENTIONALLY LEFT BLANK] ........................................................18
         Section 3.14         [INTENTIONALLY LEFT BLANK] ........................................................18
         Section 3.15         Title to Assets; Related Matters ..................................................18
         Section 3.16         Accounts Receivable ...............................................................19
         Section 3.17         Inventories .......................................................................19
         Section 3.18         1999 Pro Forma Pre-Tax Earnings ...................................................19
         Section 3.19         Real Property; Machinery and Equipment ............................................19
         Section 3.20         Patents; Trademarks; Trade Names; Copyrights; Licenses; Etc. ......................20
         Section 3.21         Certain Liabilities ...............................................................21
         Section 3.22         No Undisclosed Liabilities ........................................................21
         Section 3.23         Absence of Changes ................................................................21
         Section 3.24         Compliance with Laws, Etc .........................................................22
         Section 3.25         Permits, Etc ......................................................................22
         Section 3.26         Compensation ......................................................................23
         Section 3.27         Powers of Attorney ................................................................23
         Section 3.28         Material Agreements ...............................................................23
         Section 3.29         [INTENTIONALLY LEFT BLANK] ........................................................23
         Section 3.30         Insurance .........................................................................23
         Section 3.31         Warranties ........................................................................24
         Section 3.32         Directors and Officers ............................................................24
         Section 3.33         Suppliers and Customers ...........................................................24
         Section 3.34         Environmental Matters .............................................................24
         Section 3.35         Year 2000 Matters .................................................................26
         Section 3.36         Business Generally ................................................................26
         Section 3.37         Manufacturer Communications .......................................................27



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         Section 3.38         Pending Acquisitions ..............................................................27
         Section 3.39         Related Party Transactions ........................................................27

         ARTICLE IIIA  REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS........................................28
         Section 3A.1         Power and Authority; Validity of Agreement ........................................28
         Section 3A.2         No Conflicts; Consents and Approvals ..............................................28
         Section 3A.3         Ownership of Shares ...............................................................28
         Section 3A.4         No Encumbrances ...................................................................29
         Section 3A.5         Brokers and Intermediaries ........................................................29
         Section 3A.6         Special Representations Regarding the Reorganization Common Stock .................29
ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF THE PARENT AND NEWCO...............................................30
         Section 4.1          Organization, Standing and Corporate Power ........................................30
         Section 4.2          Subsidiaries ......................................................................31
         Section 4.3          Capital Structure .................................................................31
         Section 4.4          Authority; Noncontravention .......................................................31
         Section 4.5          SEC Documents .....................................................................32
         Section 4.6          [INTENTIONALLY LEFT BLANK.] .......................................................33
         Section 4.7          Litigation ........................................................................33
         Section 4.8          Brokers ...........................................................................33
         Section 4.9          Interim Operations of Newco .......................................................33
         Section 4.10         Absence of Certain Changes or Events ..............................................33
         Section 4.11         Compliance with Laws, Etc. ........................................................34

ARTICLE V  COVENANTS OF THE COMPANY..............................................................................34
         Section 5.1          Conduct of Business of the Company ................................................34
         Section 5.2          Cooperation Regarding Notice of Appraisal Rights ..................................36
         Section 5.3          Access to Information; Confidentiality ............................................36
         Section 5.4          No Solicitation ...................................................................37
         Section 5.5          Public Announcements ..............................................................38
         Section 5.6          Cooperation in Obtaining Manufacturer Approval; Parts Return ......................38
         Section 5.7          Closing Conditions ................................................................38
         Section 5.8          HSR Act ...........................................................................38
         Section 5.9          Concerning Company Plans ..........................................................39
         Section 5.10         Bridge Financing ..................................................................39
         Section 5.11         280G Consent ......................................................................40
         Section 5.12         Tax Free Reorganization ...........................................................40
ARTICLE VA  COVENANTS OF THE STOCKHOLDERS........................................................................41
         Section 5A.1         Agreement to Vote; Proxy ..........................................................41
         Section 5A.2         No Solicitation ...................................................................42
         Section 5A.3         Restriction on Transfer, Proxies and Non-Interference .............................42
         Section 5A.4         Additional Shares .................................................................43
         Section 5A.5         Waiver of Appraisal and Dissenter's Rights ........................................43
         Section 5A.6         Actions Regarding Company Expenses ................................................43
         Section 5A.7         Indemnity; Escrow Agreement .......................................................43
         Section 5A.8         Further Assurances ................................................................46
         Section 5A.9         Certain Events ....................................................................46
         Section 5A.10        Stop Transfer .....................................................................46
         Section 5A.11        Termination .......................................................................46

ARTICLE VI  COVENANTS OF THE PARENT..............................................................................46
         Section 6.1          Conduct of Business of Parent .....................................................46
         Section 6.2          [INTENTIONALLY LEFT BLANK] ........................................................47
         Section 6.3          Access to Information; Confidentiality ............................................47
         Section 6.4          Indemnification ...................................................................47
         Section 6.5          Public Announcements ..............................................................49
         Section 6.6          Newco Obligations .................................................................49
         Section 6.7          Application to Manufacturers ......................................................49
         Section 6.8          Closing Conditions ................................................................49


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         Section 6.9          HSR Act ...........................................................................49
         Section 6.10         Tax Free Reorganization ...........................................................49
         Section 6.11         Additional Agreements of Parent ...................................................49
         Section 6.12         Employee Benefits .................................................................50

ARTICLE VII  CONDITIONS PRECEDENT................................................................................50
         Section 7.1          Conditions to Each Party's Obligation To Effect the Reorganization ................50
         Section 7.2          Conditions to Obligations of the Parent and Newco .................................51
         Section 7.3          Conditions to Obligation of the Company and the Stockholders ......................53

ARTICLE VIII  TERMINATION, AMENDMENT AND WAIVER..................................................................55
         Section 8.1          Termination .......................................................................55
         Section 8.2          Effect of Termination .............................................................56
         Section 8.3          Amendment .........................................................................56
         Section 8.4          Extension; Waiver .................................................................56
         Section 8.5          Procedure for Termination, Amendment, Extension or Waiver .........................56

ARTICLE IX  GENERAL PROVISIONS...................................................................................57
         Section 9.1          Best Reasonable Efforts ...........................................................57
         Section 9.2          Survival of Representations and Warranties ........................................57
         Section 9.3          Fees and Expenses .................................................................57
         Section 9.4          Notices ...........................................................................58
         Section 9.5          Certain Definitions ...............................................................59
         Section 9.6          Interpretation ....................................................................60
         Section 9.7          Counterparts ......................................................................60
         Section 9.8          Entire Agreement; No Third-Party Beneficiaries ....................................60
         Section 9.9          Governing Law .....................................................................61
         Section 9.10         Assignment ........................................................................61
         Section 9.11         Enforcement .......................................................................61

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         Section 9.12         Consent to Jurisdiction ...........................................................61
         Section 9.13         Severability ......................................................................61
         Section 9.14         Construction ......................................................................61
         Section 9.15         Effectiveness of this Agreement; Merger Agreement and Stockholder
                              Agreement Superseded ..............................................................61
         Section 9.16         Concerning the Stockholders' Agent ................................................62


EXHIBIT A                -   CALCULATION OF CONVERSION NUMBER

EXHIBIT B                -   CALCULATION OF PRO FORMA PRE-TAX EARNINGS FOR CALENDAR YEAR 1999

EXHIBIT BB                   WARRANT EXCHANGE FACTORS CALCULATION

EXHIBIT C                    PRO FORMA PRETAX EARNINGS

EXHIBIT D                    ESCROW AGREEMENT

EXHIBIT E                    ONE TIME CHARGES AND ADJUSTMENTS

EXHIBIT F                    GRAY CARY OPINION

EXHIBIT G                    PARKER POE OPINION

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                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION


         AGREEMENT AND PLAN OF MERGER AND REORGANIZATION, dated as of October 31, 1999 (this "Agreement"), by and among SONIC AUTOMOTIVE, INC., a Delaware corporation (the "Parent"), FAA ACQUISITION CORP., a Delaware corporation and a wholly-owned subsidiary of the Parent ("Newco"), FIRSTAMERICA AUTOMOTIVE, INC., a Delaware corporation (the "Company"), and the stockholders and warrant holders of the Company listed on Exhibit A hereto, and any other holders of securities of the Company who shall become a party to this Agreement after the date hereof (and such stockholders, warrant holders and other security holders being collectively, the "Stockholders" and each, individually, a "Stockholder").

         WHEREAS, the respective Boards of Directors of the Parent, Newco and the Company have approved, and deem it fair, advisable and in the best interests of their respective stockholders to consummate, the business combination contemplated hereby upon the terms and subject to the conditions set forth herein;

         WHEREAS, it is intended that the business combination contemplated hereby be accomplished by (i) a purchase (the "Securities Purchase") by Newco from the Stockholders of all of the following securities of the Company held by them: (A) all shares of Class A, Class B and Class C Common Stock, par value $.00001 (collectively, the "Company Common Stock"); (B) all shares of the Company's Redeemable Preferred Stock due 2005 and all shares of the Company's 8% Cumulative Redeemable Preferred Stock due 2005 (collectively, the "Company Preferred Stock"); and (C) all of the Warrants to Purchase Class A Common Stock of the Company (the "Company Warrants" and, together with the Company Common Stock and the Company Preferred Stock, sometimes hereinafter collectively called the "Company Securities"), to be followed by a merger (the "Merger") of Newco with and into the Company, with the Company being the surviving corporation and a wholly-owned subsidiary of the Parent, all upon the terms and subject to the conditions set forth herein (the Securities Purchase and the Merger being sometimes hereinafter collectively called the "Reorganization");

         WHEREAS, the Parent, Newco and the Company are parties to an Agreement and Plan of Merger dated as of August 25, 1999 (the "Merger Agreement");

         WHEREAS, the Parent and certain of the Stockholders are parties to a Stockholder Agreement dated as of August 25, 1999 (the "Stockholder Agreement");

         WHEREAS, it is intended that this Agreement shall supersede and replace the Merger Agreement and the Stockholder Agreement;

         WHEREAS, the Parent, Newco, the Company and the Stockholders desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated hereby and also to prescribe various conditions to the Reorganization;

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, the parties agree as follows:

                                    ARTICLE I

                               SECURITIES PURCHASE

         Section 1.1 The Securities Purchase. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined in Section
1.4 below), the Stockholders shall sell, transfer, convey and deliver to Newco, and Newco shall purchase from the Stockholders, all of the Company Securities held by the Stockholders as of the Closing. At the Closing each Stockholder shall deliver to Newco a certificate or certificates representing the number of Company Securities set forth opposite such Stockholders name on Exhibit A hereto and any other Company Securities acquired by such Stockholder after the date hereof, duly endorsed in blank or with one or more fully executed stock powers or other appropriate instruments of assignment and conveyance attached, all in proper form for transfer with all transfer taxes, if any, paid by such Stockholder. All Company Securities shall be delivered to Newco free and clear of all liens, pledges, encumbrances, claims, security interests, charges, voting trusts, voting agreements, other agreements, rights, options, warrants or restrictions of any kind, nature or description.

         Section 1.2 Purchase Price. As the full purchase price to be paid by Newco to the respective Stockholders for the respective Company Securities to be purchased hereunder, at the Closing, Newco shall deliver to the Stockholders securities of the Parent as follows:

              (a) For each share of Company Common Stock held by a Stockholder, Newco shall deliver to such Stockholder .31246, as such number may be adjusted as provided in Section 1.2(e) below (as so adjusted, the Conversion Number), fully paid and non-assessable shares of Class A Common Stock, par value $.01 per share, of the Parent (the Parent Common Stock).

              (b) For each share of Company Preferred Stock held by a Stockholder, Newco shall deliver to such Stockholder that number of fully paid and non-assessable shares of Parent Common Stock (collectively, the Preferred Stock Consideration Shares) obtained by dividing (i) One Thousand Dollars ($1,000) by (ii)the average closing price per share of Parent Common Stock as reported on the Composite Tape for the New York Stock Exchange (the NYSE) for the twenty (20) consecutive trading days ending on and including the trading day immediately preceding the Closing Date (as defined in Section 1.4 below). If, as of the Recalculation Date (as defined below), the Recalculation Market Value (as defined below) of the Preferred Stock Consideration Shares is less than One Thousand and Thirty Dollars ($1,030), the Parent shall issue and deliver to each of the Stockholders who sold shares of Company Preferred Stock, for each share of Company Preferred Stock sold by such Stockholder hereunder, that number of additional shares of Parent Common Stock which, together with the Preferred Stock Consideration Shares, have an aggregate Recalculation Market Value equal to One Thousand and Thirty Dollars ($1,030). As used in this Subsection(b) the following terms shall have the following meanings: (A) Recalculation Date shall mean the date which is ninety (90) days after the Closing Date; and (B) Recalculation Market Value shall mean the average closing price share of Parent Common Stock as reported on the NYSE for the twenty (20) consecutive trading days ending on and including the trading day immediately preceding the Recalculation Date. No fractional shares of such additional Parent Common Stock shall be issued; any such

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portion of a share shall be paid in cash in an amount (rounded to the nearest whole cent) equal to the product of such fraction multiplied by the Recalculation Market Value.

              (c) For each Company Warrant held by a Stockholder, Newco shall deliver to such Stockholder that number of fully paid and non-assessable shares of Parent Common Stock determined as follows:

                 (i) for each Company Warrant with an exercise price of $0.92 per share of Company Common Stock, Newco shall deliver .2455 shares of Parent Common Stock for each share of Company Common Stock issuable upon exercise of such Company Warrant in full; and

                 (ii) for each Company Warrant with an exercise price of $2.00 per share of Company Common Stock, Newco shall deliver .1667 shares of Parent Common Stock for each share of Company Common Stock issuable upon exercise of such Company Warrant in full.

         The numbers of shares of Parent Common Stock set forth in clauses (i) and (ii) immediately above (the "Warrant Exchange Factors") are determined in accordance with the provisions of Exhibit BB hereto, which reflects a Conversion Number of .30769. In the event that the Conversion Number is adjusted as provided in Section 1.2(e) below, the respective Warrant Exchange Factors shall be correspondingly adjusted.

              (d) Except as set forth in Subsection(b) above, no fractional shares of Parent Common Stock shall be delivered with respect to the purchase hereunder of any Company Common Stock or Company Warrants; any such fraction of a share of Parent Common Stock shall be paid in cash in an amount (rounded to the nearest whole cent) equal to the product of (i) such fraction multiplied by
(ii) the average closing price per share of Parent Common Stock as reported on the Composite Tape for the NYSE for the five (5) consecutive trading days ending on and including the trading day immediately preceding the Closing Date.

              (e) The Conversion Number set forth in Section 1.2(a) above has been determined in accordance with Exhibit B hereto. If between the date of this Agreement and the Closing the outstanding shares of Company Common Stock or Parent Common Stock shall have been changed (subject to compliance with any other applicable provisions of this Agreement) into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, split-up, combination, or the like, the Conversion Number shall be correspondingly adjusted. If between the date of this Agreement and the Closing, the outstanding shares of Company Common Stock shall have been reduced (subject to compliance with any other applicable provisions of this Agreement) as a result of any transaction that does not involve an expenditure or disposition of assets of the Company (other than the disposition of shares of DSW Associates, Inc., d/b/a "Auto Town" in connection with the divestiture or liquidation thereof contemplated by Section 7.2(m) below), or an increase in liabilities of the Company, or which otherwise reduces the net assets of the Company, the Conversion Number shall be recalculated in accordance with Exhibit B hereto utilizing such reduced number of outstanding shares of Company Common Stock.

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

         Section 1.3 Registration, Offer or Sale of Parent Common Stocks.
                     ----------------------------------------------------

              (a) Not later than one hundred eighty (180) days after the Closing, the Parent shall cause the resale by the Stockholders of the shares of Parent Common Stock issued pursuant to Section 1.2 above (the "Reorganization Common Stock") to be registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to an effective shelf registration statement on Form S-3 (the "Registration Statement") filed by the Parent with the Securities Exchange Commission (the "SEC"). The Parent shall use its best reasonable efforts to cause the Registration Statement to be filed and to become effective by the ninetieth (90th) day after the Closing. In connection with the Registration Statement, the Parent shall:

                 (i) deliver to the Stockholders such number of copies of a prospectus, and supplements thereto, that is part of the Registration Statement (the "Resale Prospectus") to enable the Stockholders to offer and sell the shares of the Reorganization Common Stock received by them pursuant to this Agreement;

                 (ii) maintain the effectiveness of the Registration Statement and the currency of the Resale Prospectus until such time as all shares of the Reorganization Common Stock may be sold by the Stockholders without restriction pursuant to Rule 144 under the Securities Act or any successor rule or regulation thereto ("Rule 144");

                 (iii) cause the Reorganization Common Stock to be listed for trading on the NYSE not later than the date of the effectiveness of the Registration Statement;

                 (iv) pay all expenses, including legal and accounting fees, in connection with the preparation, filing and maintenance of the Registration Statement, including any amendments thereto, the Resale Prospectus, including any supplements thereto, and any other expenses incurred by the Parent in meeting its obligations under this Section 1.3; and

                 (v) indemnify the Stockholders for any liabilities arising under he Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any state securities or blue sky laws resulting from any material misstatements in, or omissions of material information from, the Resale Prospectus or the Registration Statement, including the information incorporated by reference therein, except for the Stockholders Liabilities (as defined in Section 1.3(b)(vi) below).

              (b) In connection with the Registration Statement, the Stockholders agree as follows:

                 (i) the Stockholders shall effect each resale of the Reorganization Common Stock only pursuant to the Resale Prospectus and the methods described therein and subject to the provisions of Section 1.3(d) below;

                 (ii) any offering of any Reorganization Common Stock by a Stockholder will be effected in an orderly manner through a securities dealer acting as broker or dealer, selected by the Stockholder and reasonably acceptable to the Parent (the "Designated Broker");

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                 (iii) if requested by the Parent, the Stockholders will enter into one or more custody agreements with one or more banks (the "Custodial Banks") with respect to the Reorganization Common Stock so that all such shares of Reorganization Common Stock are held in the custody of such Custodial Banks until offered pursuant to clause (ii) immediately above;

                 (iv) each of the Stockholders shall pay any and all expenses directly related to the sale of the Reorganization Common Stock by it, including, but not limited to, the commissions or fees of the Designated Broker, but excluding the fees and expenses of the Custodial Banks holding the Reorganization Common Stock, if applicable, which shall be borne by the Parent;

                 (v) because the shares of Reorganization Common Stock will be "restricted securities" within the meaning of Rule 144, the certificates representing the Reorganization Common Stock will be issued by the Parent to the Stockholders with such legends as the Parent may reasonably require until such shares are offered pursuant to the foregoing terms under the Resale Prospectus, at which time such certificates shall be tendered to the Parent by the Stockholder and a new certificate or certificates without legends shall be issued by the Parent to the Designated Broker in order to settle any resales by the Stockholders;

                 (vi) the Stockholders shall provide the Parent with all information concerning the Stockholders and their resale of the Reorganization Common Stock as may then be required by the Securities Act, and the Stockholders shall indemnify the Parent for any liabilities (the "Stockholders Liabilities") arising under the Securities Act, the Exchange Act or any state securities or blue sky laws resulting from any material misstatements in, or omissions of any material information from, such information provided by the Stockholders to the Parent pursuant to this Section 1.3(b)(vi).

              (c) Lock-Up. During the Lock-Up Period (as defined below), the Stockholders agree that they will not, without the prior written consent of the Parent, directly or indirectly, (i) offer, pledge, sell, sell short, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right to warrant for the sale of, or otherwise dispose of or transfer any shares of Reorganization Common Stock or any shares of the Parent Common Stock issuable upon exercise of Parent Options (as defined in Section 1.6 below) (all of the foregoing shares being, collectively, the "Lock-Up Shares"), or file any registration statement under the Securities Act, with respect to any Lock-Up Shares, or (ii) enter into any swap or any other agreement or hedging arrangement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Lock-Up Shares, whether any such swap or transaction is to be settled by delivery of Parent Common Stock or other securities, in cash or otherwise provided, however, that, other than with respect to shares of Parent Common Stock constituting any part of the Escrow Shares (as defined in Section 5A.7(b) below), a Stockholder may (i)transfer Lock-Up Shares to such Stockholders spouse or lineal descendant (natural or adopted) or an executor, administrator or testamentary trustee (in their capacity as such) of such Stockholder or to a trust the beneficiaries of which include only such Stockholder and his or her spouse or lineal descendants (natural or adopted); provided, however, it shall be a condition precedent to such transfer that the transferee agree in a writing reasonably satisfactory to the Parent to be bound by the terms of this Section1.3(c), (ii)purchase at its own expense one or several European style put options, at exercise prices not

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to exceed 80% of the then current market value and with expiration dates not earlier than the first anniversary of the Effective Time, (iii) sell at their own expense one or several European style call options at exercise prices no less than 120% of the then current market value and with expiration dates not earlier than the first anniversary of the Effective Time, and (iv) pledge shares of Parent Common Stock as security for loans so long as the pledgee agrees in a writing reasonably satisfactory to the Parent that (A) such shares in the hands of the pledgee remain subject to the provisions of this Section 1.3(c) and (B) are restricted securities under applicable federal securities laws. The "Lock-Up Period" shall be for a period beginning on the Closing Date and (i) for 15% of each of the Stockholders Lock-Up Shares, ending on the date that is 180 days following the Closing Date, and (ii) for 85% of each of the Stockholders Lock-Up Shares, ending on the date that is one (1) year following the Closing Date. Nothing contained in this Section 1.3(c) shall prevent the Parent and the holders of the Preferred Stock Consideration Shares from entering into a different lock-up agreement with respect to the shares of Parent Common Stock delivered to such holders pursuant to Section 1.2(b) above, in which case the provisions of this Section 1.3(c) shall be deemed modified by such different lock-up agreement with respect to such holders and such shares of Parent Common Stock only.

              (d) Concerning Rule 144 Sales. For a period of four (4) years from the Closing Date, any sales by the Stockholders of Reorganization Common Stock pursuant to Rule 144, shall be effected through the Designated Broker and, if requested by the Parent, the Custodial Banks. The Parent shall use its best reasonable efforts to obtain favorable commission rates (similar to large institutional rates) from the Designated Broker.

         Section 1.4 The Closing. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 8.1, and subject to the satisfaction or waiver of the conditions set forth in Article VII, the closing of the Securities Purchase shall take place at a closing (the "Closing") to be held at 10:00 a.m., California time no later than the second business day after satisfaction (or waiver if permissible) of the conditions set forth in Article VII (the "Closing Date"), at the offices of Gray Cary Ware & Freidenrich LLP, 139 Townsend Street, Suite 400, San Francisco, California, unless another date, time or place is agreed to in writing by the parties hereto.

         Section 1.5 Record Transfer of Company Securities; Parent as Purchaser. As promptly as possible after the Closing, the Company shall cause the respective Company Securities to be transferred of record into the name of Newco on the books and records of the Company. Promptly thereafter, Newco shall take the necessary board of director action to authorize the Merger under Section 253 of the Delaware General Corporation Law (the "DGCL"). Notwithstanding the other provisions of this Article I, the Parent may elect to purchase the Company Securities (in lieu of Newco purchasing the Company Securities) in accordance with the provisions of this Article I. In such event, the Parent shall promptly contribute the Company Securities to the capital of Newco, so that they may be transferred of record into the name of Newco.

         Section 1.6     Treatment of Options.

                  (a) Effective upon the Closing, each unexpired and unexercised option to purchase shares of Company Common Stock (each a "Company Option") under the Company's

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

1997 Stock Option Plan, as amended through April 7, 1999 (the "Company Stock Option Plan") shall be deemed to be automatically converted into an option (a "Parent Option") to purchase a number of shares of Parent Common Stock equal to the number of shares of Company Common Stock that could have been purchased under the Company Option multiplied by the Conversion Number (with the resulting number of shares being rounded to the nearest whole share), at a price per share of Parent Common Stock equal to the option exercise price of the Company Option, divided by the Conversion Number provided, that there shall be no accelerated exercisability of any Company Option solely as a result of consummation of the Merger except as provided in employment contracts in effect as of the date hereof and, provided further, the shares of Parent Common Stock issuable upon exercise of the Parent Option thereof shall be subject to a "lock-up" period of 180 days after the Closing, wherein such shares may not be sold or otherwise disposed, and such "lock up" period shall be provided for under each of the Company Option holder's stock option agreements. The date of grant of the applicable Parent Option shall be the date on which the corresponding Company Option was granted.

         (b) Effective upon the Closing, the Parent shall (i) assume all of the Company's obligations with respect to Company Options as contemplated by Section 1.6(a) above, (ii) reserve for issuance the number of shares of Parent Common Stock that will become subject to Parent Options in accordance with the terms thereof, and (iii) make available for issuance all shares of Parent Common Stock covered thereby.

         (c) Not later than one hundred eighty (180) days after the Closing, the Parent shall prepare and file with the SEC a registration statement on Form S-8 (or another appropriate form) registering the number of shares of Parent Common Stock issuable upon the exercise of all Company Options assumed by Parent with Parent Options pursuant to Section 1.6(a) above, and shall use its best efforts to cause the offer and sale of such shares to be registered under the Securities Act and to maintain such registration in effect until the exercise or termination of the Company Options and the termination of all of the Company Stock Option Plan.

                                   ARTICLE II

                                   THE MERGER

         Section 2.1 The Merger. As promptly as possible after the Closing and the completion of the matters described in Section 1.5 above but in no event later than thirty (30) days after the Closing, upon the terms and subject to the conditions set forth in this Agreement, and in accordance with Section 253 of the DGCL, Newco shall be merged with and into the Company at the Effective Time (as defined in Section 2.2 below). At the Effective Time, the separate existence of Newco shall cease, and the Company shall continue as the surviving corporation under the name "FIRSTAMERICA AUTOMOTIVE, INC." and as a wholly-owned Subsidiary (as defined in Section 9.5) of the Parent (the Company and Newco are sometimes herein referred to as the "Constituent Corporations" and the Company as the surviving corporation in the Merger is sometimes referred to herein as the "Surviving Corporation").

         Section 2.2 Effective Time. As promptly as possible after the Closing and the completion of the matters described in Section 1.5 above but in no event later than thirty (30) days after the Closing, Newco shall file with the Secretary of State of the State of Delaware a certificate of ownership and merger (the "Certificate of Merger") in accordance with the relevant provisions of the DGCL, and shall make all other filings or recordings required under the DGCL. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such other time as is permissible in accordance with the DGCL and as Newco and Thomas A. Price as agent for the Stockholders (the "Stockholders' Agent") shall agree, as specified in the Certificate of Merger (the time the Merger becomes effective being herein called the "Effective Time").

         Section 2.3 Effects of the Merger. The Merger shall have the effects set forth in the applicable provisions of the DGCL.

         Section 2.4 Certificate of Incorporation; By-Laws.

             (a) At the Effective Time, and without any further action on the part of the Company or Newco, the Certificate of Incorporation of the Surviving Corporation shall be amended and restated in its entirety to read the same as the certificate of incorporation of Newco immediately prior to the Merger, until thereafter amended as provided therein and under the DGCL.

             (b) At the Effective Time, and without any further action on the part of the Company or Newco, the By-laws of Newco as in effect at the Effective Time shall be the By-laws of the Surviving Corporation following the Merger, until thereafter amended as provided therein and under the DGCL.

         Section 2.5 Directors. The directors of Newco at the Effective Time shall be the directors of the Surviving Corporation following the Merger, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

         Section 2.6 Officers. The officers of Newco at the Effective Time shall be the officers of the Surviving Corporation following the Merger, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

         Section 2.7 Effect on Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of the Company, Newco or any holder of any shares of capital stock of the Company or any shares of capital stock of Newco:

             (a) Each share of common stock of Newco issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and non-assessable share of common stock, par value $1.00, of the Surviving Corporation.

             (b) Each share of Company Common Stock as well as each share of Company Preferred Stock that is owned by the Company or by any Subsidiary of the Company, and each share of the Company Common Stock and Company Preferred Stock that is owned by the Parent, Newco or any other Subsidiary of the Parent, shall automatically be canceled and retired and shall cease to exist, and no cash or other consideration shall be delivered or deliverable in exchange therefor.

             (c) Except as otherwise provided herein, each issued and outstanding share of the Company Common Stock (other than shares canceled pursuant to Section 2.7(b) and Dissenting Shares (as defined in Section 2.7(d) below) shall be converted into the right to receive, without interest, an amount in cash, without interest, equal to (i) the greater of (A) the average closing price per share of Parent Common Stock as reported on the Composite Tape for the NYSE for the twenty (20) consecutive trading days ending on and including the trading day immediately preceding the day upon which the Effective Time occurs or (B) $13.72, (ii) in either case multiplied by the Conversion Number (the "Merger Consideration").

             (d) Notwithstanding anything in this Agreement to the contrary, shares of the Company Common Stock issued and outstanding immediately prior to the Effective Time and held by a holder (if any) who has the right to demand payment for and an appraisal of such shares in accordance with Section 262 of the DGCL, or any successor provision, or Chapter 13 of the California General Corporation Law (the "CGCL"), or any successor provision ("Dissenting Shares"), shall not be converted into a right to receive any Merger Consideration (but shall have the rights set forth in Section 262 of the DGCL (or any successor provision) or Chapter 13 of the CGCL (or any successor provision)) unless such holder fails to perfect or otherwise loses such holder's right to such payment or appraisal, if any. If, after the Effective Time, such holder fails to perfect or loses any such right to appraisal, each such share of such holder shall be treated as a share that had been converted as of the Effective Time into the right to receive Merger Consideration in accordance with this Section 2.7. The Company shall give prompt notice to the Parent of any demands received by the Company for appraisal of shares of the Company Common Stock, and the Parent shall have the right to participate in and approve all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of the Parent, make any payment with respect to, or settle or offer to settle, any such demands or appraisal actions related thereto. Promptly after the Closing, the Parent and Newco shall cause the Company to comply with the notice requirements of Section 262 of the DGCL and/or Chapter 13 of the CGCL (or, in either case, any successor provision).

             (e) As of the Effective Time, all shares of the Company Common Stock and Company Preferred Stock (other than shares referred to in Section 2.7(d)) issued and outstanding immediately prior to the Effective Time shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares of the Company Common Stock shall, to the extent such certificate represents such shares, cease to have any rights with respect thereto, except the right to receive the Merger Consideration to be paid in consideration therefor upon surrender of such certificate in accordance with Section 2.8.

         Section 2.8 Exchange of Certificates.

                  (a) Prior to the Closing, the Company shall appoint First Union National Bank or another bank or trust company located in the United States which is reasonably satisfactory to the Company to act as exchange agent (the "Exchange Agent") for the payment of the Merger Consideration. At the Closing, the Stockholders shall cause the Company to deposit with the Exchange Agent, for the benefit of the holders of shares of the Company Common Stock, other than the Company or any Subsidiary of the Company or the Parent, Newco or any other

Subsidiary of the Parent, for exchange in accordance with this Section 2.8, cash in an amount equal to the aggregate Merger Consideration projected to be paid hereunder (the "Exchange Fund").

             (b) As soon as practicable after the Effective Time, each holder of an outstanding certificate or certificates which prior thereto represented shares of the Company Common Stock shall, upon surrender of such certificate or certificates to the Exchange Agent, be entitled to the amount of cash into which the shares of Company Common Stock previously represented by such certificate or certificates surrendered shall have been converted pursuant to this Agreement. The Exchange Agent shall accept such certificates upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. After the Effective Time, there shall be no further transfer on the records of the Company or its transfer agent of certificates representing shares of the Company Common Stock and if such certificates are presented to the Company for transfer, they shall be canceled against delivery of the applicable Merger Consideration. If any Merger Consideration is to be remitted to a name other than that in which the certificate for the Company Common Stock surrendered for exchange is registered, it shall be a condition of such exchange that the certificate so surrendered shall be properly endorsed, with signature guaranteed, or otherwise in proper form for transfer and that the Person (as defined in Section 9.5) requesting such exchange shall pay to the Company or its transfer agent any transfer or other taxes required by reason of the payment of Merger Consideration to a name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of the Parent or its transfer agent that such tax has been paid or is not applicable. Until surrender as contemplated by this Section 2.3(b), each certificate for shares of the Company Common Stock shall be deemed at any time after the Effective Time to represent only the right to receive upon surrender the applicable Merger Consideration as contemplated by Section 2.7. No interest will be paid or will accrue on any amount payable as Merger Consideration.

             (c) Merger Consideration paid upon the surrender for exchange of certificates representing shares of the Company Common Stock in accordance with the terms of this Section 2.8 shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of the Company Common Stock represented by such certificates.

             (d) Any portion of the Exchange Fund (including any interest and other income received by the Exchange Agent in respect of all such funds) which remains undistributed to the holders of the certificates representing shares of the Company Common Stock for one year after the Effective Time shall be delivered to the Surviving Corporation, upon demand, and any holders of shares of the Company Common Stock prior to the Merger who have not theretofore complied with this Section 2.8 shall thereafter look only to the Surviving Corporation for payment of their claim for Merger Consideration to which such holders may be entitled.

             (e) No party to this Agreement shall be liable to any Person (as defined in Section 9.5) in respect of any amount from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law, if any certificates representing shares of the Company Common Stock shall not have been surrendered in exchange for Merger Consideration prior to one year after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration would otherwise escheat to or become the property of any governmental entity), and any such amount shall, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

             (f) The Exchange Agent shall invest the cash, included in the Exchange Fund as directed by the Parent, and any interest and other income resulting from such investment shall be the property of, and paid to the Parent.

             (g) In the event any certificate or certificates representing shares of the Company Common Stock or shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate or certificates to be lost, stolen or destroyed, the Exchange Agent will issue in exchange for such lost, stolen or destroyed certificate the Merger Consideration deliverable in respect thereof as determined in accordance with this Section 2.8, provided that the Person to whom the Merger Consideration is paid shall, if requested by the Surviving Corporation and as a condition precedent to the payment thereof, give the Surviving Corporation a bond in such reasonable amount as it may direct or otherwise indemnify the Surviving Corporation in a manner satisfactory to it against any claim that may be made against the Surviving Corporation with respect to the certificate claimed to have been lost, stolen or destroyed.

                                   ARTICLE III

                      REPRESENTATIONS AND WARRANTIES OF THE
                                     COMPANY

         Except as disclosed in the Company Disclosure Schedule attached hereto and referring to the representations and warranties in this Agreement (the "Company Disclosure Schedule"), the Company represents and warrants to the Parent and Newco with respect to itself and its Subsidiaries as of the date of this Agreement and, with respect to the Pending Acquisitions, to the Company's knowledge, as follows:

         Section 3.1 Organization, Standing and Corporate Power. Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the requisite corporate power and authority to carry on its business as now being conducted. Each of the Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a Material Adverse Effect (as defined in Section 9.5) with respect to the Company. Prior to the date hereof, the Company has delivered to the Parent or its representative complete and correct copies of the respective Certificates of Incorporation and By-laws (or other organizational documents) of the Company and its Subsidiaries as currently in effect. All of the outstanding capital stock of, or other ownership interests in, each of the Subsidiaries is owned of record and beneficially by the Company, free and clear of all Liens.

         Section 3.2 Subsidiaries; Investments. The Company does not own, directly or indirectly, any capital stock or other ownership interest in any other corporation, partnership, business association, joint venture or other entity.

         Section 3.3 Capital Structure. The authorized capital stock of the Company consists of (i) 65,000,000 shares of the Company Common Stock and (ii) 10,000 shares of Company Preferred Stock. Subject to any Permitted Changes (as defined in Section 5.1(a)(ii)) there are: (i) 15,207,711 shares of Company Common Stock issued and outstanding (excluding shares held in the treasury of the Company) and held by the stockholders listed on Attachment BB to the Disclosure Schedule; (ii) no shares of Company Common Stock held in the treasury of the Company; (iii) 1,689,867 shares of the Company Common Stock reserved for issuance upon exercise of authorized but unawarded Company Options pursuant to the Company Stock Option Plan; (iv) 1,310,133 shares of Company Common Stock issuable upon exercise of outstanding Company Options, with an exercise price per each awarded but unexercised Company Option as is set forth in Section 3.3 of the Company Disclosure Schedule hereto; (v) 100,000 shares of Company Common Stock reserved for issuance upon conversion of outstanding promissory notes;
(vi) 371,700 shares of Company Common Stock reserved for issuance upon exercise of outstanding warrants; (vii) 4,000 shares of Company Preferred Stock issued and outstanding; and (viii) no shares of Company Preferred Stock are held in the treasury of the Company. Except as set forth above, no shares of capital stock or other equity securities of the Company are issued, reserved for issuance or outstanding. All outstanding shares of capital stock of the Company are, and all shares which may be issued pursuant to the Company Stock Option Plan will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except as set forth above, there are no outstanding bonds, debentures, notes or other indebtedness or other securities of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote. Except as set forth above, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity or voting securities of the Company or obligating the Company to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations, commitments, understandings or arrangements of the Company to repurchase, redeem or otherwise acquire or make any payment in respect of any shares of capital stock of the Company and, except as set forth in the Stockholder Agreement and this Agreement, there are no irrevocable proxies with respect to shares of capital stock of the Company. There are no agreements or arrangements pursuant to which the Company is or could be required to register shares of the Company Common Stock or other securities under the Securities Act, or other agreements or arrangements with or, to the knowledge of Company, among any security holders of the Company ith respect to securities of the Company. The Company has no rights plan or similar preferred stock purchase plan or arrangement.

         Section 3.4 Authority; Noncontravention.

             (a) The Company has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including the Reorganization, have been duly authorized by the Board of Directors of the Company.

             (b) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or similar laws, now or hereafter in effect, affecting creditors, rights generally, and
(ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

             (c) The execution and delivery of this Agreement does not, and the consummation by the Company of the transactions contemplated by this Agreement and compliance by the Company with the provisions hereof will not, conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, or any loss of a material benefit under, or result in the creation of any Lien (as defined in Section 9.5) upon any of the properties or assets of the Company or any of its Subsidiaries under (i) the Certificate of Incorporation or By-laws (or other organizational documents) of the Company or any of its Subsidiaries, (ii) any loan or credit agreement, note, note purchase agreement, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule, regulation or arbitration award applicable to the Company or any of its Subsidiaries or any of their properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, breaches, violations, defaults, rights, losses or Liens that individually or in the aggregate would not have a Material Adverse Effect with respect to the Company or could not prevent, materially hinder or materially delay the ability of the Company to consummate the transactions contemplated by this Agreement.

             (d) No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any federal, state or local government or any court, administrative agency or commission or other governmental authority or agency, domestic or foreign (a "Governmental Entity"), is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except for (i) the filing of a pre-merger notification and report form by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) the filing with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, and (iv) such other consents, approvals, orders, authorizations, registrations, declarations, filings or notices the failure of which to make or obtain, individually or in the aggregate, would not (x) prevent or materially delay consummation of the Reorganization or (y) have a Material Adverse Effect with respect to the Company.

         Section 3.5 SEC Documents. The Company has filed with the SEC all reports, schedules, forms, statements and other documents required pursuant to the Securities Act and the Exchange Act since January 1, 1998, including, without limitation, the Amendment No. 4 to the Company's Registration Statement on Form S-1 (Registration No. 333-75907) (such Amendment No. 4 being herein called the "Form S-1") and the Company's quarterly report on Form 10-Q for the period ended June 30, 1999 (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the "SEC Documents"). As of their respective dates, the Form S-1 and the other SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents (including any and all financial statements included therein) as of such dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in all SEC Documents filed since January 1, 1998 (the "SEC Financial Statements") and the Company's pro-forma consolidated financial statements set forth in the Form S-1 comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited consolidated quarterly statements, as permitted by Form 10-Q of the
SEC), applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in accordance with generally accepted accounting principles the consolidated financial position of the Company (and its Subsidiaries) as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited quarterly statements, to normal year-end audit adjustments).

         Section 3.6       [INTENTIONALLY LEFT BLANK]

         Section 3.7 Litigation. There is (i) no suit, action or proceeding pending, and (ii) to the knowledge of the Company, no suit, action or proceeding threatened against or investigation pending with respect to the Company or any of its Subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect with respect to the Company or prevent, materially hinder or materially delay the ability of the Company to consummate the transactions contemplated by this Agreement, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against the Company which, individually or in the aggregate, would have any such Material Adverse Effect.

         Section 3.8 Labor Matters. (i) There are no labor strikes, disputes, slowdowns, stoppages or lockouts actually pending, or, to the knowledge of the Company, threatened against or affecting Company or any of its Subsidiaries and during the past five years there have been no such actions; (ii) the Company is not a party to or bound by any collective bargaining or similar agreement with any labor organization, or by any work rules or practices agreed to with any labor organization or employee association applicable to employees of the Company or any of its Subsidiaries; (iii) to the knowledge of the Company, there are no current union organizing activities among the employees of the Company or any of its Subsidiaries; (iv) true, correct and complete copies of all written personnel policies, rules or procedures applicable to employees of the Company and its Subsidiaries have been made available to the Parent; (v) there are no material complaints, charges, arbitrations, controversies, lawsuits or other proceedings pending or, to the knowledge of the Company, threatened in any forum against the Company or any of its Subsidiaries alleging breach of any express or implied contract of employment, any law or regulation governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship; (vi) there are no employment contracts or severance agreements with any employees of the Company or any of its Subsidiaries; and (vii) since the enactment of the Worker Adjustment and Retraining Notification Act of 1988 (the "WARN Act"), the Company has not effectuated (A) a "plant closing" (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or any of its Subsidiaries, or (B) a "mass layoff" (as defined in the WARN Act) affecting any site of employment or facility of the Company or any of its Subsidiaries; nor has the Company or any of its Subsidiaries engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state or local law.


         Section 3.9 Employee Benefit Plans.

             (a) Section 3.9 of the Company Disclosure Schedule hereto contains a true and complete list of each written and material unwritten "employee benefit plan" (within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including, without limitation, multiemployer plans within the meaning of ERISA Section 3(37)), stock purchase, stock option, severance, employment, change-in-control, fringe benefit, collective bargaining, bonus, incentive, deferred compensation and all other employee benefit plans, agreements, programs, policies or other arrangements relating to employment, benefits or entitlements, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transaction contemplated by this Agreement or otherwise), under which any employee or former employee of the Company or any of its Subsidiaries has any present or future right to benefits or under which the Company or any of its Subsidiaries has any present or future liability. All such plans, agreements, programs, policies and arrangements shall be collectively referred to as the "Company Plans."

             (b) With respect to each Company Plan, the Company has made available to the Parent a current, accurate and complete copy (or, to the extent no such copy exists, an accurate description) thereof and, to the extent applicable, (i) any related trust agreement, annuity contract or other funding instrument; (ii) the most recent determination letter; (iii) any summary plan description and other written communications by the Company to its employees concerning the extent of the benefits provided under a Company Plan; and (iv) for the three most recent years (I) the Form 5500 and attached schedules; (II) audited financial statements; and (III) actuarial valuation reports.

             (c) (i) Each Company Plan has been established and administered in accordance with its terms, and in compliance with the applicable provisions of ERISA, the Code and other applicable federal and state laws, rules and regulations, in each case, in all material respects; (ii) each Company Plan which is intended to be qualified within the meaning of Code Section 401(a) has received a favorable determination letter as to its qualification and to the knowledge of the Company nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification; (iii) with respect to any Company Plan, no material actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the knowledge of the Company, threatened, and, to the knowledge of the Company, no facts or circumstances exist which could give rise to any such material actions, suits or claims, and the Company will promptly notify the Parent in writing of any pending claims or, to the knowledge of the Company, any threatened claims arising between the date hereof and the Effective Time; (iv) neither the Company or any of its Subsidiaries nor, to the knowledge of the Company, any other party has engaged in a prohibited transaction, as such term is defined under Code
Section 4975 or ERISA Section 406, which would subject the Company or the Parent to any material taxes, penalties or other liabilities under the Code or ERISA;
(v) no event has occurred and no condition exists that would subject the Company, either directly or by reason of its affiliation with any member of its "Controlled Group" (defined as any organization which is a member of a controlled group of organizations within the meaning of Code Sections 414(b),
(c), or (m)), to any material tax, fine or penalty imposed by ERISA, the Code or other applicable federal and state laws, rules and regulations; (vi) all insurance premiums required to be paid and all contributions required to be made under the terms of any Company Plan, the Code, ERISA or other applicable federal and state laws, rules and regulations (including the applicable laws, rules and regulations of any foreign jurisdiction) as of the Effective Time have been or will be timely paid or made prior thereto and adequate reserves have been provided for on the Company's balance sheet for any premiums (or portions thereof) and for all benefits attributable to service on or prior to the Effective Time; (vii) for each Company Plan with respect to which a Form 5500 has been filed, to the knowledge of the Company, no material change has occurred with respect to the matters covered by the most recent Form 5500 since the date thereof; and (viii) no Company Plan provides for a material increase in benefits on or after the Effective Time.

             (d) The Company does not now, nor has it ever, maintained, established, sponsored, participated in, or contributed to any pension plan which is subject to Title IV of ERISA or Section 412 of the Code.

             (e) With respect to any multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which the Company or any member of its Controlled Group has any liability or contributes (or has at any time contributed or had an obligation to contribute): (i) the Company and each member of its Controlled Group has or will have, as of the Effective Time, made all contributions to each such multiemployer plan required by the terms of such multiemployer plan or any collective bargaining agreement; (ii) neither the Company nor any member of its Controlled Group has incurred any material withdrawal liability under Title IV of ERISA or would be subject to such liability if, as of the Closing, the Company or any member of its Controlled Group were to engage in a complete withdrawal (as defined in ERISA Section 4203) or partial withdrawal (as defined in ERISA Section 4205) from any such multiemployer plan; (iii) no such multiemployer plan is in reorganization or is insolvent (as those terms are defined in ERISA Sections 4241 and 4245, respectively); and (iv) neither the Company nor any member of its Controlled Group has engaged in a transaction which could subject it to liability under ERISA Section 4212(c).


             (f) (i) Each Company Plan which is intended to meet the requirements for tax-favored treatment under Subchapter B of Chapter 1 of Subtitle A of the Code meets such requirements; and (ii) the Company has received a favorable determination from the Internal Revenue Service with respect to any trust intended to be qualified within the meaning of Code Section 501(c)(9).

             (g) Section 3.9 of the Company Disclosure Schedule hereto sets forth, on a plan by plan basis, the present value of benefits payable presently or in the future to present or former employees of the Company under each unfunded Company Plan that must be accounted for in accordance with SFAS No. 87 or 106.

             (h) No Company Plan exists which could result in the payment to any Company employee of any money or other property or rights or accelerate or provide any other rights or benefits to any Company employee as a result of the transaction contemplated by this Agreement, whether or not such payment would constitute a parachute payment within the meaning of Code Section 280G.

         Section 3.10 Tax Returns and Tax Payments.

                  (a) The Company and each of its Subsidiaries, and any consolidated, combined, unitary or aggregate group for Tax purposes of which the Company or any of its Subsidiaries is or has been a member (a "Consolidated Group") has timely filed all Tax Returns required to be filed by it, in material compliance with all applicable laws, and such Tax Returns are complete and correct in all material respects, has timely paid all Taxes required to be shown thereon to be due and has provided adequate reserves in its financial statements for any Taxes that have not been paid, whether or not shown as being due on any Tax Returns. Additionally, (i) no material claim for unpaid Taxes has become a lien against the property of the Company or a member of any Consolidated Group or is being asserted against the Company or a member of any Consolidated Group except for liens for Taxes not yet due and payable; (ii) no audit of any Tax Return of the Company or a member of any Consolidated Group is pending, being conducted or, to the knowledge of the Company, threatened by a Tax authority;
(iii) no extension of the statute of limitations on the assessment of any Taxes has been granted by the Company or a member of any Consolidated Group and is currently in effect; (iv) no consent under Section 341(f) of the Code has been filed with respect to the Company; (v) the Company is not a party to any agreement or arrangement that would result, separately or in the aggregate, in the actual or deemed payment by the Company of any "excess parachute payments" within the meaning of Section 280G of the Code; (vi) no acceleration of the vesting schedule for any property that is substantially unvested within the meaning of the regulations under Section 83 of the Code will occur in connection with the transactions contemplated by this Agreement; (vii) the Company is not and has not been at any time a member of any partnership or joint venture or the holder of a beneficial interest in any trust for any period for which the statute of limitations for any Tax has not expired; (viii) the Company has not been at any time a member of an affiliated group of corporations for purposes of
Section 1501 of the Code that have filed consolidated returns except as a member of a Consolidated Group of which the Company is the common parent; (ix) the Company is not a party to any tax sharing or allocation agreement, nor has it given any indemnity against Taxes imposed on any other Person, that has not expired by its terms or otherwise have been terminated and for which no amount is claimed to be owed; (x) the Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code; (xi) the Company is neither doing business in nor engaged in a trade or business in any jurisdiction in which it has not filed all required income or franchise tax returns; (xii) the Company has made all payments of estimated Taxes required to be made under Section 6655 of the Code and any comparable state, local or foreign Tax provision; (xiii) all Taxes required to be withheld, collected or deposited by or with respect to the Company have been timely withheld, collected or deposited, as the case may be, and, to the extent required, have been paid to the relevant taxing authority; (xiv) the Company has not issued or assumed (A) any obligations described in Section 279(a) of the Code, (B) any applicable high yield discount obligations, as defined in Section 163(i) of the Code, or (C) any registration-required obligations, within the meaning of Section 163(f)(2) of the Code, that are not in registered form; (xv) there are no proposed reassessments of any property owned by the Company or other proposals that could materially increase the amount of any Tax to which the Company would be subject, except any reassessment of property required as a result of the Reorganization; and (xvi) there is no power of attorney currently in force with respect to any matter relating to Taxes that could materially affect the Tax liability of the Company. As used herein, "Taxes" shall mean all taxes of any kind, including, without limitation, those on or measured by or referred to as income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, value added, property or windfall profits taxes, customs, duties or similar fees, assessments or charges of any kind whatsoever, or combination of two or more of the foregoing, together with any interest and any penalties, additions to tax or additional amounts imposed by any governmental authority, domestic or foreign. As used herein, "Tax Return" shall mean any return, report or statement required to be filed with any governmental authority with respect to Taxes.

         Section 3.11 Brokers. No broker, investment banker, financial advisor or other Person, other than Merrill Lynch Pierce Fenner & Smith Incorporated and NCM Associates, Inc., the fees and expenses of which will be paid by the Company (pursuant to fee agreements, copies of which have been provided to the Parent), is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

         Section 3.12 [INTENTIONALLY LEFT BLANK]

         Section 3.13 [INTENTIONALLY LEFT BLANK]

         Section 3.14 [INTENTIONALLY LEFT BLANK]

         Section 3.15 Title to Assets; Related Matters. Each of the Company and its Subsidiaries has good and valid title to all assets, rights, interests and other properties, real, personal and mixed, tangible and intangible, owned by it (collectively, the "Assets"), free and clear of all Liens, except those Liens which, individually or in the aggregate, would not have a Material Adverse Effect on the Company. The Assets include all properties and assets (real, personal and mixed, tangible and intangible) owned by the Company and its Subsidiaries and used in the conduct of their respective businesses. The tangible assets included within the Assets are in the possession or control of the Company and its Subsidiaries and no other person or entity has a right to possession or claims possession of all or a material part of such Assets.

         Section 3.16 Accounts Receivable. All accounts receivable of the Company and its Subsidiaries are collectible at the aggregate recorded amounts thereof, subject to the reserve for doubtful accounts maintained by the Company and its Subsidiaries in the ordinary course of business, and are not subject to any known counterclaims or setoffs. An adequate reserve for doubtful accounts for the Company and its Subsidiaries has been established and such reserve is consistent with the operation of the Company in both the ordinary course of business and past practice.

         Section 3.17 Inventories. All inventories of the Company and its Subsidiaries consist of items of a quality and quantity usable and saleable in the ordinary course of business of the Company and its Subsidiaries, and the levels of inventories are consistent with the levels maintained by the Company and its Subsidiaries in the ordinary course consistent with past practice and the Company's obligations under its agreements with the Manufacturers and all applicable distributors. An adequate reserve has been established by the Company for damaged, spoiled, obsolete, defective, or slow-moving goods and such reserve is consistent with both the operation of the Company in the ordinary course of business and past practice.

         Section 3.18 1999 Pro Forma Pre-Tax Earnings. The consolidated pro forma pre-tax earnings of the Company and its Subsidiaries for the calendar year 2000, subject to the adjustments enumerated and described in Exhibit C hereto, shall be at least Forty-Five Million Dollars ($45,000,000).


         Section 3.19 Real Property; Machinery and Equipment.

             (a) Owned Real Property. None of the Company or its Subsidiaries own, or has owned, any real property.

             (b) Leased Premises. Schedule 3.19(b) hereto contains a complete list and brief description of all real property of which the Company or any of its Subsidiaries is a tenant (herein collectively referred to as the "Leased Premises" or the "Real Property." True, correct and complete copies of all leases of all Leased Premises (the "Leases") have been made available to the Parent. To the Company's knowledge, the Leased Premises (including, without limitation, the roof, the walls and all plumbing, wiring, electrical, heating, air conditioning, fire protection and other systems, as well as all paved areas, included therein or located thereat) are in good working order, condition and repair, except for such exceptions as would not be material to the business of the Company and its Subsidiaries. To the Company's knowledge, with respect to each Lease, no event or condition currently exists which would give rise to a material repair or restoration obligation of the Company or any Subsidiary if such Lease were to terminate. The Company has no knowledge of any event or condition which currently exists which would create a legal or other material impediment to the use of the Leased Premises as currently used, or would increase the additional charges or other sums payable by the tenant under any of the Leases other than as set forth in such Leases (including, without limitation, any pending tax reassessment or other special assessment affecting the Leased Premises).

             (c) Claims. There has been no work performed, services rendered or materials furnished in connection with repairs, improvements, construction, alteration, demolition or similar activities with respect to the Leased Premises by or on behalf of the

Company or its Subsidiaries for at least ninety (90) days before the date hereof; there are no outstanding claims or persons entitled to any claim or right to a claim for a mechanics' or materialman's lien against the Leased Premises with respect to work performed for the Company or its Subsidiaries; and there is no person or entity other than the Company and its Subsidiaries in, or, to the Company's knowledge, entitled to, possession of the Leased
Premises.

             (d) Easements, Etc. The Company and its Subsidiaries have all rights under the various Leases concerning utilities, access, ingress and egress, necessary to conduct the business the Company and its Subsidiaries now conduct.

             (e) Condemnation. To the Company's knowledge, neither the whole nor any portion of any of the Leased Premises has been condemned, expropriated, ordered to be sold or otherwise taken by any public authority, with or without payment or compensation therefor, and the Company has not received notice that any such condemnation, expropriation, sale or taking is threatened or contemplated.

             (f) Zoning, Etc. None of the Leased Premises is in material violation of any applicable recorded covenant, condition or restriction or other deed restriction, or any applicable government building, zoning, health, safety, fire or other law, ordinance, code or regulation that would materially and adversely affect the ability of the Company or its Subsidiaries to conduct their respective business as presently conducted, and no notice from any governmental body has been served upon the Company or any of its Subsidiaries or, to the Company's knowledge, upon any of the landlords of the Leased Premises claiming any violation of any such law, ordinance, code or regulation or requiring or calling to the attention of the Company or any of its Subsidiaries the need for any work, repair, construction, alterations or installation on or in connection with said properties which has not been complied with.

             (g) Maintenance of Equipment. All material machinery, equipment, motor vehicles, furniture and fixtures, whether owned or leased by the Company and its Subsidiaries, and used in the conduct of its business, are in reasonably good operating condition, maintenance and repair in accordance with applicable industry standards taking into account the age thereof.

         Section 3.20 Patents; Trademarks; Trade Names; Copyrights; Licenses;
                      Etc.

             (a) Excluding "off the shelf" or other software available through regular commercial distribution channels on standard terms and conditions as modified for the Company's operations, there are no patents, trademarks, trade names, service marks, service names and copyrights, and there are no applications therefor or licenses thereof, inventions, trade secrets, computer software, logos, slogans, proprietary processes and formulae or other proprietary information, know-how and intellectual property rights, whether patentable or unpatentable, that are owned or leased by the Company or any of its Subsidiaries or used in the conduct of the Company's or any of its Subsidiaries' businesses. Neither the Company nor any of its Subsidiaries is a party to, and the Company and its Subsidiaries pay no royalty to anyone under, any license or similar agreement. There is no existing claim, or, to the knowledge of the Company, any basis for any claim, against the Company or any of its Subsidiaries that any of its operations, activities or products infringe the patents, trademarks, trade names, copyrights or other intellectual property rights of others or that the Company or any of its Subsidiaries is wrongfully or otherwise using the intellectual property rights of others.

             (b) The Company and its Subsidiaries have the right to use their respective names in the States in which they conduct their businesses, and to the knowledge of the Company, no person uses, or has the right to use, such name or any derivation thereof in connection with the manufacture, sale, marketing or distribution of products or services commonly associated with an automobile dealership.

         Section 3.21 Certain Liabilities.

             (a) All accounts payable by the Company and its Subsidiaries to third parties as of the date hereof arose in the ordinary course of business and none are delinquent or past-due.

             (b) Section 3.21 of the Company Disclosure Schedule hereto sets forth a list and brief description of all indebtedness of the Company and its Subsidiaries, other than accounts payable, as of June 30, 1999 the close of business on the day preceding the date hereof, including, without limitation, money borrowed, indebtedness of the Company or its Subsidiaries owed to stockholders and former stockholders, the deferred purchase price of assets, letters of credit and capitalized leases.

         Section 3.22 No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any material liabilities or obligations of any nature, known or unknown, fixed or contingent, matured or unmatured, other than those
(a) reflected in the SEC Financial Statements, (b) incurred in the ordinary course of business since June 30, 1999, and of the type and kind reflected in the SEC Financial Statements, or (c) disclosed specifically on Section 3.22 of the Company Disclosure Schedule hereto or otherwise specifically disclosed in this Agreement or the other schedules hereto.

         Section 3.23 Absence of Changes. Since June 30, 1999, the business of the Company and its Subsidiaries has been operated in the ordinary course, consistent with past practices and hereto, there has not been incurred, nor has there occurred: (a) Any damage, destruction or loss to the property of the Company or its Subsidiaries or the Leased Premises (whether or not covered by insurance), adversely affecting the business or assets of the Company or its Subsidiaries in excess of $50,000; (b) Any strikes, work stoppages or other labor disputes involving the employees of the Company or its Subsidiaries; (c) Any sale, transfer, pledge or other disposition of any of the assets of the Company or its Subsidiaries having an aggregate book value of $50,000 or more (except sales of vehicles and parts inventory in the ordinary course of business); (d) Any declaration or payment of any dividend or other distribution in respect of its capital stock or any redemption, repurchase or other acquisition of its capital stock; (e) Any amendment, termination, waiver or cancellation of any Material Agreement (as defined in Section 3.28 hereof) or any termination, amendment, waiver or cancellation of any material right or claim of the Company or any of its Subsidiaries under any Material Agreement (except in each case in the ordinary course of business and consistent with past practice); (f) Any (1) general uniform increase in the compensation of the employees of the Company or any of its Subsidiaries (including, without limitation, any increase pursuant to any bonus, pension, profit-sharing, deferred compensation or other plan or commitment), (2) increase in any such compensation payable to any individual officer, director, consultant or agent thereof, or (3) loan or commitment therefor made by the Company or any of its Subsidiaries to any officer, director, stockholder, employee, consultant or agent of the Company or any of its Subsidiaries; (g) Any change in the accounting methods, procedures or practices followed by the Company and its Subsidiaries or any change in depreciation or amortization policies or rates theretofore adopted by the Company; (h) Any material change in policies, operations or practices of the Company and its Subsidiaries with respect to business operations followed by the Company and its Subsidiaries, including, without limitation, with respect to selling methods, returns, discounts or other terms of sale, or with respect to the policies, operations or practices of the Company and its Subsidiaries concerning the employees of the Company and its Subsidiaries; (i) Any capital appropriation or expenditure or commitment therefor on behalf of the Company or any of its Subsidiaries in excess of $50,000 individually or $100,000 in the aggregate; (j) Any write-down or write-up of the value of any inventory or equipment of the Company or any of its Subsidiaries or any increase in inventory levels in excess of historical levels for comparable periods; (k) Any account receivable in excess of $50,000 or note receivable in excess of $50,000 owing to the Company or any of its Subsidiaries which (1) has been written off as uncollectible, in whole or in part, (2) has had asserted against it any claim, refusal or right of setoff, or (3) the account or note debtor has refused to, or threatened not to, pay for any reason, or such account or note debtor has become insolvent or bankrupt; (l) Any other change in the condition (financial or otherwise), business operations, assets, earnings, business or prospects of the Company or any of its Subsidiaries which has, or could reasonably be expected to have, a Material Adverse Effect on the assets, business or operations of the Company or any of its Subsidiaries; or (m) Any agreement, whether in writing or otherwise, for the Company or any of its Subsidiaries to take any of the actions enumerated in this Section 3.23.

         Section 3.24 Compliance with Laws, Etc. Each of the Company and its Subsidiaries has conducted its operations and business in compliance in all material respects, with, and all of the Assets (including the Leased Premises) comply with, (i) all laws, rules, regulations and codes (including, without limitation, any laws, rules, regulations and codes relating to anticompetitive practices, contracts, discrimination, employee benefits, employment, health, safety, fire, building and zoning, but excluding Environmental Laws which are the subject of Section 3.34 hereof) which are material to the Company and its Subsidiaries and its operations and (ii) all applicable orders, rules, writs, judgments, injunctions, decrees and ordinances which are material to the Company and its Subsidiaries and its operations. The Company and its Subsidiaries have not received any notification of any asserted present or past failure by it to comply with such laws, rules or regulations, or such orders, writs, judgments, injunctions, decrees or ordinances. Set forth in Section 3.24 of the Company Disclosure Schedule hereto are all orders, writs, judgments, injunctions, decrees and other awards of any court or governmental agency applicable to the Company and/or its Subsidiaries and/or their respective businesses or operations. The Company has made available to the Parent copies of all reports, if any, of the Company required to be submitted under the Federal Occupational Safety and Health Act of 1970, as amended, and under all other applicable health and safety laws and regulations. The deficiencies, if any, noted on such reports have been corrected by the Company and any deficiencies noted by inspection through the Closing Date will have been corrected by the Company by the Closing Date.

         Section 3.25 Permits, Etc. Each of the Company and its Subsidiaries has all material governmental licenses, permits, approvals, certificates of inspection and other authorizations, filings and registrations (collectively "Permits") that are necessary for the Company and its Subsidiaries to own and operate their respective businesses as presently conducted in all material respects. All such Permits have been duly and lawfully secured or made by the Company and its Subsidiaries and are in full force and effect. There is no proceeding pending, or, to the Company's knowledge, threatened or probable of assertion, to revoke or limit any Permit.

         Section 3.26 Compensation. Section 3.26 of the Company Disclosure Schedule contains a list of employees (1) whose base salary for 1999 is in excess of $100,000, (2) whose base salary for 1999 is less than $100,000, but who have earned more than $100,000 in 1999 to date, and (3) whose earnings to date in 1999, when annualized for the full year, would equal or exceed $100,000.

         Section 3.27 Powers of Attorney. There are no persons, firms, associations, corporations or business organizations or entities holding general or special powers of attorney from the Company or any of its Subsidiaries.

         Section 3.28 Material Agreements.

             (a) List of Material Agreements. Set forth in Section 3.28(a) of the Company Disclosure Schedule hereto is a list of all leases and all other contracts, agreements, documents, instruments, guarantees, plans, understandings or arrangements, written or oral, which are material to the Company and its Subsidiaries or their respective businesses or assets (collectively, the "Material Agreements"). True copies of all written Material Agreements and written summaries of all oral Material Agreements described or required to be described in Section 3.28(a) of the Company Disclosure Schedule have been made available to Parent.

             (b) Performance, Defaults, Enforceability. Each of the Company and its Subsidiaries has in all material respects performed all of its obligations required to be performed by it to the date hereof, and is not in default or alleged to be in default in any material respect, under any Material Agreement, and there exists no event, condition or occurrence which, after notice or lapse of time or both, would constitute such a default. To the knowledge of the Company, no other party to any Material Agreement is in default in any material respect of any of its obligations thereunder. Each of the Material Agreements is valid and in full force and effect and enforceable against the parties thereto in accordance with their respective terms, and the consummation of the transactions contemplated by this Agreement will not (i) require the consent of any party thereto or (ii) constitute an event permitting termination thereof.

             (c) Schedule of Acceleration. Section 3.28(c) of the Company Disclosure Schedule sets forth all Material Agreements which contain terms requiring the acceleration of payments upon a change of control of the Company. All of such amounts other than principal and interest on debt will be included in the one-time charges referred to in Section 5A.7(d).

         Section 3.29 [INTENTIONALLY LEFT BLANK]

         Section 3.30 Insurance.

             (a) Section 3.30(a) of the Company Disclosure Schedule hereto contains a list of all policies of liability, theft, fidelity, life, fire, product liability, workmen's compensation, health and any other insurance and bonds maintained by, or on behalf of, the Company and its Subsidiaries on their respective properties, operations, inventories, assets, business or personnel (specifying the insurer, amount of coverage, type of insurance, policy number and any pending claims in excess of $5,000 thereunder). Each such insurance policy identified therein is and shall remain in full force and effect on and as of the Closing Date and the Company and its Subsidiaries are not in default in any material respect to any provision contained in any such insurance policy and has not failed to give any notice or present any material claim under any such insurance policy in a due and timely fashion. To the knowledge of the Company, the insurance maintained by, or on behalf of, the Company and its Subsidiaries is adequate in accordance with the standards of business of comparable size in the location and industry in which the Company operates and no notice of cancellation or termination has been received with respect to any such policy. The Company and its Subsidiaries have not, since July 1997, been denied or had revoked or rescinded any policy of insurance.

             (b) Set forth in Section 3.30(b) of the Company Disclosure Schedule hereto is a summary of information pertaining to material property damage and personal injury claims in excess of $5,000 against the Company since July 1997, all of which are fully satisfied or are being defended by the insurance carrier and, to the knowledge of the Company, involve no exposure to the Company.

         Section 3.31 Warranties. Set forth in Section 3.31 of the Company Disclosure Schedule hereto are descriptions or copies of the forms of all express warranties and disclaimers of warranty made by the Company and its Subsidiaries (separate and distinct from any applicable manufacturers', suppliers' or other third-parties' warranties or disclaimers of warranties) since July 1997 to customers or users of the vehicles, parts, products or services of the Company and its Subsidiaries. There have been no breach of warranty or breach of representation claims against the Company and its Subsidiaries since July 1997 which have resulted in any cost, expenditure or exposure to the Company and its Subsidiaries of more than $50,000 individually or $200,000 in the aggregate.

         Section 3.32 Directors and Officers. Set forth in Section 3.32 of the Company Disclosure Schedule hereto is a true and correct list of the names and titles of each director and officer of the Company.

         Section 3.33 Suppliers and Customers. The Company and its Subsidiaries are not required to provide bonding or any other security arrangements in connection with any transactions with any of its respective customers and suppliers. To the knowledge of the Company, no such supplier, customer or creditor intends or has threatened, or reasonably could be expected, to terminate or modify any of its relationships with the Company or any of its Subsidiaries.

         Section 3.34 Environmental Matters.

             (a) For purposes of this Section 3.34, the following terms shall have the following meaning: (i) "Environmental Law" means all applicable present federal, state and local laws, statutes, regulations, rules, ordinances and common law, and all applicable judgments, decrees, orders, agreements, or permits, issued, promulgated, approved or entered thereunder by any government authority relating to pollution, Hazardous Materials, worker safety or protection of human health or the environment; (ii) "Hazardous Materials" means any waste, pollutant, chemical, hazardous material, hazardous substance, toxic substance, hazardous waste, special waste, solid waste, asbestos, radioactive materials, polychlorinated biphenyls, petroleum or petroleum-derived substance or waste (regardless of specific gravity), or any constituent or decomposition product of any such pollutant, material, substance or waste, including, but not limited to, any hazardous substance or constituent contained within any waste and any other pollutant, material, substance or waste regulated under or as defined by any Environmental Law.

             (b) The Company and its Subsidiaries have obtained all permits, licenses and other authorizations or approvals required under Environmental Laws for the conduct and operation of the Assets and the business of the Company ("Environmental Permits"). All such Environmental Permits are in good standing, the Company and its Subsidiaries are and, during the period the Company and its Subsidiaries have held such Environmental Permits, have been, in compliance in all material respects with the terms and conditions of all such Environmental Permits, and no appeal or any other action is pending or, to the Company's knowledge, threatened to revoke any such Environmental Permit.

             (c) The Company and its Subsidiaries and their respective businesses, operations and assets are, and, during the period the Company and its Subsidiaries have owned, leased, or conducted such business, operations and assets, have been in compliance in all material respects with all Environmental Laws.

             (d) Neither the Company nor any of its Subsidiaries has received any written order, notice of liability, complaint, request for information, claim, or demand from any government authority or private claimant, whether based in contract, tort, implied or express warranty, strict liability, or any other common law theory, or any criminal or civil statute, arising from or with respect to (i) the presence, release or threatened release of any Hazardous Material or any other environmental condition on, in or under the Real Property or any other property formerly used or leased by the Company, (ii) any other circumstances forming the basis of any actual or alleged violation by the Company or its Subsidiaries of any Environmental Law or any liability of the Company or its Subsidiaries under any Environmental Law, (iii) any remedial or removal action required to be taken by the Company or its Subsidiaries under any Environmental Law, or (iv) any harm, injury or damage to real or personal property, natural resources, the environment or any person alleged to have resulted from the foregoing. Neither the Company nor any of its Subsidiaries has entered into any agreements concerning any removal or remediation of Hazardous Materials.

             (e) No lawsuits, civil actions, criminal actions, administrative proceedings, investigations or enforcement or other governmental actions are pending or to the Company's knowledge, threatened, under any Environmental Law with respect to the Company or its Subsidiaries or, to the Company's knowledge, the Real Property.

             (f) The Company has not released, discharged, spilled or disposed of, and, to the knowledge of the Company, the Real Property does not contain, any Hazardous Materials and, to the knowledge of the Company, no Hazardous Materials have migrated onto the Real

Property, and, to the knowledge of the Company, no environmental condition exists (including, without limitation, the presence, release, threatened release or disposal of Hazardous Materials) related to the Real Property, to any property previously owned, operated or leased by the Company or any of its Subsidiaries, or to the Company's or any of its Subsidiaries' past or present operations, which would constitute a violation of any Environmental Law or otherwise give rise to costs, liabilities or obligations under any Environmental Law by the Company and any of its Subsidiaries.

             (g) To the Company's knowledge, neither the Company or any of its Subsidiaries, nor any of their respective predecessors in interest for whom the Company has assumed environmental liability by contract or by operation of law, has transported or disposed of, or arranged for the transportation or disposal of, any Hazardous Materials to any location (i) which is listed on the National Priorities List, the CERCLIS list under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any similar federal, state or local list, (ii) which is the subject of any federal, state or local enforcement action or other investigation, or (iii) about which the Company or any of its Subsidiaries has received a potentially responsible party notice under any Environmental Law.

             (h) To the Company's knowledge, no environmental lien has attached or is threatened to be attached to the Real Property.

             (i) The Leased Premises do not contain nor, to the knowledge of the Company, does any other property previously owned, operated or leased by the Company or any of its Subsidiaries contain, any: (i) septic tanks into which process wastewater or any Hazardous Materials have been disposed; (ii) asbestos;
(iii) polychlorinated biphenyls (PCBs); (iv) underground injection or monitoring wells; or (v) underground storage tanks.

             (j) Except as made available for review by Parent prior to the date hereof, there have been no environmental assessment studies or reports made relating to the Leased Premises or any other property or facility previously operated or leased by the Company or its Subsidiaries and that are in the Company's possession or control.

             (k) The Company and its Subsidiaries have not agreed in writing nor, to the Company's knowledge, have they agreed orally to assume, defend, undertake, guarantee, or provide indemnification for, any liability, including, without limitation, any obligation for corrective or remedial action, of any other person or entity under any Environmental Law for environmental matters or conditions.

         Section 3.35 Year 2000 Matters. The Company's quarterly report on Form 10-Q for the period ended June 30, 1999 truly and completely describes the Company's process and preparation for addressing the impact of its operations that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Company and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999).

         Section 3.36 Business Generally. The Company has no knowledge of the existence of any conditions, including, without limitation, any actual or potential competitive factors in the markets in which the Company and its Subsidiaries participate, which have not been disclosed in writing to the Parent and which could reasonably be expected to have a Material Adverse Effect on the Company, other than general business and economic conditions generally affecting the industry and markets in which the Company and its Subsidiaries participate.

         Section 3.37 Manufacturer Communications. No Manufacturer has (a) notified the Company or any of its Subsidiaries of any deficiency in dealership operations, including, but not limited to, the following areas: (i) brand imaging, (ii) facility conditions, (iii) sales efficiency, (iv) customer satisfaction, (v) warranty work and reimbursement, or (vi) sales incentives except, in the case of (a)(iii), (iv) and (vi) preceding, for such matters the failure of which to cure or comply with could not reasonably be expected to materially adversely affect the Company's relationship with the Manufacturer or affect the Company's ability to complete the Merger; (b) otherwise advised the Company or any of its Subsidiaries of a present or future need for facility improvements or upgrades in connection with the Company's or any of the Subsidiaries' businesses; or (c) notified the Company or any of its Subsidiaries of the awarding or possible awarding of its franchise to an entity or entities other than the Company and its Subsidiaries in the Metropolitan Statistical Area in which the Company and its Subsidiaries operate.

         Section 3.38 Pending Acquisitions. Each of the agreements, as amended to date (collectively, the "Acquisition Agreements"), governing the Pending Acquisitions (such Pending Acquisitions set forth in Section 3.38 of the Company Disclosure Schedule) has been duly authorized, executed and delivered by the Company and, to the Company's knowledge, each of the other parties thereto, and constitutes a legally valid and binding obligation of the Company and, to the Company's knowledge is enforceable against each such party thereto in accordance with its terms; and except as described in the Form S-1, each of the representations and warranties of the Company and its subsidiaries and each of the other parties set forth in the Acquisition Agreements as modified by any disclosure schedule to such Acquisition Agreements was true and correct at the time such representations and warranties were made and will be true and correct at and as of the Closing Date. The Company has delivered to Parent true and complete copies of each Acquisition Agreement and the Company has no reason to believe that it will not be able to consummate the transactions contemplated by the Acquisition Agreements which have not been previously consummated.

         Section 3.39 Related Party Transactions. There are no business relationships or related party transactions of the nature described in Item 404 of Regulation S-K involving the Company or any of businesses being acquired pursuant to the Acquisitions and any person described in such Item that are required to be disclosed in the Registration Statement and which have not been so disclosed.

                                  ARTICLE IIIA

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

         Each Stockholder hereby represents and warrants to the Parent and Newco, severally as to itself only, as follows:

         Section 3A.1 Power and Authority; Validity of Agreement. Such Stockholder has the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by such Stockholder will not violate any other agreement to which such Stockholder is a party, including, without limitation, any voting agreement, shareholders' agreement or voting trust. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

         Section 3A.2 No Conflicts; Consents and Approvals. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to any third party right of termination, cancellation, material modification or acceleration of any obligation or to loss of a material benefit under, any provision of the Certificate of Incorporation, By-laws, partnership agreement, limited liability company agreement or other constituent documents of such Stockholder (if such Stockholder is an entity) or any loan or credit agreement, note, bond, mortgage, indenture, lease, or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or any of its properties or assets, other than such conflicts, violations or defaults or terminations, cancellations or accelerations which individually or in the aggregate do not materially impair the ability of such Stockholder to perform its obligations hereunder. No consent, approval, order or authorization of, or registration, declaration, or filing with, any governmental entity is required by or with respect to the execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby.

         Section 3A.3 Ownership of Shares. Such Stockholder is the record and/or beneficial owner of that number of Company Securities set forth opposite such Stockholder's name on Exhibit A hereto (such Company Securities being sometimes hereafter called the "Existing Shares" and, together with any shares of Company Common Stock or Company Preferred Stock acquired of record or beneficially by such Stockholder in any capacity after the date hereof and prior to the termination hereof, whether upon the exercise of warrants or options, conversion of convertible securities, purchase, exchange or otherwise, collectively referred to as the "Shares"). Also listed on Exhibit A are such other securities of the Company, including any options or warrants, owned by such Stockholder.

             (i) On the date hereof, the Existing Shares constitute all of the outstanding shares of Company Common Stock, Company Preferred Stock and Company Warrants, as the case may be, owned of record and/or beneficially by the Stockholders.

             (ii) Such Stockholder has sole power of disposition, sole voting power and sole power to demand dissenter's or appraisal rights, in each case with respect to the Existing Shares owned by such Stockholder, with no restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

             (iii) Such Stockholder will have sole power of disposition, sole voting power and sole power to demand dissenter's or appraisal rights, in each case with respect to the shares of Company Common Stock or Company Preferred Stock, other than Existing Shares, if any, which become beneficially owned by such Stockholder with no restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

         Section 3A.4 No Encumbrances. The Existing Shares and the certificates representing the Existing Shares are now, and the Shares and the certificates representing such shares at all times during the term hereof will be, held by such Stockholder, free and clear of all claims, liens, charges, security interests, proxies, voting trusts or agreements, understandings or arrangements and any other encumbrances of any kind or nature whatsoever, except as otherwise provided in this Agreement.

         Section 3A.5 Brokers and Intermediaries. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

         Section 3A.6 Special Representations Regarding the Reorganization Common Stock. Each of the Stockholders severally and not jointly represents and warrants to the Parent and Newco as follows with respect to the shares of Reorganization Common Stock to be issued to the Stockholders pursuant to this Agreement (the "Reorganization Shares"):

             (i) Such Stockholder understands that, except as set forth in this Agreement, the Reorganization Shares will not be registered under the Securities Act or applicable state securities laws on the basis that the sale provided for in this Agreement and the issuance of the Reorganization Shares hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Parent's reliance on such exemption is predicated on the representations and warranties of such Stockholder.

             (ii) The Reorganization Shares are being acquired for the account of such Stockholder for the purposes of investment and not with a view to the distribution thereof, as those terms are used in the Securities Act and the rules and regulations promulgated thereunder.

             (iii) Such Stockholder has delivered to the Parent an Investor Qualification Questionnaire regarding such Stockholder. As indicated in such Investor Qualification Questionnaire, such Stockholder is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act; and such Stockholder has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of acquiring the Reorganization Shares.

             (iv) Such Stockholder has had made available to it copies of: (i) the Prospectus of the Parent dated April 29, 1999; (ii) the Form 10-K filing of the Parent for the year ended December 31, 1998; (iii) the Form 10-Q filing of the Parent for the quarter ended March 31, 1999; (iv) the Form 10-Q filing of the Parent for the quarter ended June 30, 1999; (v) all Form 8-K filings of the Parent filed since the most recent 10-Q filing of the Parent; and has been furnished such other information, and has had an opportunity to ask such questions and have them answered by the Parent, as such Stockholder has deemed necessary in order to make an informed investment decision with respect to the acquisition of the Reorganization Shares.

             (v) Such Stockholder understands, and has the financial capability of assuming, the economic risk of an investment in the Reorganization Shares for an indefinite period of time.

             (vi) Such Stockholder has been advised that such Stockholder will not be able to sell, pledge or otherwise dispose of the Reorganization Shares, or any interest therein, without first complying with the relevant provisions of the Securities Act and any applicable state securities laws, and that the provisions of Rule 144, permitting routine sales of securities of certain issuers subject to the terms and conditions thereof, is not currently available to such Stockholder with respect to the Reorganization Shares.

             (vii) Such Stockholder has, to the extent such Stockholder has deemed necessary, consulted with such Stockholder's own investment advisors, legal counsel and tax advisors regarding an investment in the Reorganization Shares.

             (viii) Such Stockholder acknowledges that, except as specifically set forth in this Agreement, the Parent and Newco are not under any obligation
(i) to register the Reorganization Shares, or (ii) to furnish any information or to take any other action to assist such Stockholder in complying with the terms and conditions of any exemption which might be available under the Securities Act or any state securities laws with respect to sales of the Reorganization Shares by such Stockholder in the future.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE PARENT
                                    AND NEWCO

         The Parent and Newco represent and warrant to the Company and the Stockholders as follows:

         Section 4.1 Organization, Standing and Corporate Power. Each of the Parent and Newco is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the requisite corporate power and authority to carry on its business as now being conducted. Each of the Parent and Newco is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a Material Adverse Effect with respect to it.


         Section 4.2 Subsidiaries.

         Section 4.3 Capital Structure.

             (a) The authorized capital stock of the Parent consists of:

                 (i) 3,000,000 shares of Preferred Stock, par value $0.10 per share, of the Parent, of which 300,000 shares are designated Class A Convertible Preferred Stock and are, in turn, divided into 100,000 shares of Series I (the "Parent Series I Preferred Stock"), 100,000 shares of Series II (the "Parent Series II Preferred Stock") and 100,000 shares of Series III (the "Parent Series III Preferred Stock"); as of September 21, 1999, there were 9,360 shares of Parent Series I Preferred Stock issued and outstanding with no such shares of Parent Series I Preferred Stock held in the treasury of the Parent, 7,675 shares of Parent Series II Preferred Stock issued and outstanding with no such shares of Parent Series II Preferred Stock held in the treasury of the Parent, and 11,683 shares of Parent Series III Preferred Stock issued and outstanding with no such shares of Parent Series III Preferred Stock held in the treasury of the Parent;

                 (ii) 100,000,000 shares of the Parent Common Stock, par value $.01 per share, as of September 21, 1999, there were 23,644,696 shares of Parent Common Stock issued and outstanding with no such shares of Parent Common Stock held in the treasury of the Parent; and

                 (iii) 30,000,000 shares of Class B Common Stock, par value $.01 per share, of the Parent (the "Parent Class B Common Stock"); as of September 21, 1999, there were 12,250,000 shares of Parent Class B Common Stock issued and outstanding with no such shares of Parent Class B Common Stock held in the treasury of the Parent.

         Except as set forth above, no shares of capital stock or other equity securities of the Parent are issued or outstanding. All outstanding shares of capital stock of the Parent are duly authorized, validly issued, fully paid and nonassessable.

             (b) The authorized capital stock of Newco consists of 1000 shares of common stock, par value $.01 per share, all of which have been validly issued, are fully paid and nonassessable and are owned by the Parent, free and clear of any Lien.

         Section 4.4 Authority; Noncontravention.

             (a) Each of the Parent and Newco has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Parent and Newco and the consummation by the Parent and Newco of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Parent and Newco.

             (b) This Agreement has been duly executed and delivered by the Parent and Newco and constitutes a valid and binding obligation of each of the Parent and Newco, enforceable against each of the Parent and Newco in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or similar laws, now or hereafter in effect, affecting creditors, rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

             (c) Except as set forth in Schedule 4.4(c) hereto, the execution and delivery of this Agreement do not, and the consummation by the Parent and Newco of the transactions contemplated by this Agreement and compliance by the Parent and Newco with the provisions of this Agreement will not, conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, or any loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Parent or Newco under, (i) the Certificate of Incorporation or By-laws of the Parent or Newco, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Parent or Newco or its properties or assets, or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule, regulation or arbitration award applicable to the Parent or Newco or their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, breaches, violations, defaults, rights, losses or Liens that individually or in the aggregate could not have a Material Adverse Effect with respect to the Parent or Newco or could not prevent, hinder or materially delay the ability of the Parent or Newco to consummate the transactions contemplated by this Agreement.

             (d) No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any governmental entity is required by or with respect to the Parent or Newco in connection with the execution and delivery of this Agreement by the Parent and Newco or the consummation by the Parent and Newco of any of the transactions contemplated by this Agreement, except for (i) the filing of a pre-merger notification and report form under the HSR Act, (ii) the filing with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby, (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business and (iv) such other consents, approvals, orders, authorizations, registrations, declarations, filings or notices, the failure of which to make or obtain, individually or in the aggregate, would not (x) prevent or delay the consummation of the Reorganization or (y) have a Material Adverse Effect with respect to the Parent or Newco.

         Section 4.5 SEC Documents. The Parent has filed with the SEC all reports, schedules, forms, statements and other documents required pursuant to the Securities Act and the Exchange Act since November 17, 1997 (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the "Parent SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Parent SEC Documents, and none of the Parent SEC Documents (including any and all financial statements included therein) as of such dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Parent included in all Parent SEC Documents filed since November 17, 1997 (the "Parent SEC Financial Statements") comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited consolidated quarterly statements, as permitted by Form 10-Q of the SEC), applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in accordance with generally accepted accounting principles the consolidated financial position of the Parent (and its Subsidiaries) as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited quarterly statements, to normal year-end audit adjustments). The audited consolidated balance sheet of the Parent as of December 31, 1998 is referred to herein as the "Parent Balance Sheet."

         Section 4.6       [INTENTIONALLY LEFT BLANK.]

         Section 4.7 Litigation. There is (i) no suit, action or proceeding pending, and (ii) to the knowledge of the Parent, no suit, action or proceeding threatened against or investigation pending with respect to the Parent or any of its Subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect with respect to the Parent or prevent, materially hinder or materially delay the ability of the Parent to consummate the transactions contemplated by this Agreement, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against the Parent which, individually or in the aggregate, would have any such Material Adverse Effect.

         Section 4.8 Brokers. No broker, investment banker, financial advisor or other Person, other than Stephens, Inc., the fees and expenses of which will be paid by the Parent or its Affiliates (as defined in Section 9.5), is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Parent or its Affiliates.

         Section 4.9 Interim Operations of Newco. Newco was formed on August 20, 1999 solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

         Section 4.10 Absence of Certain Changes or Events. Since the date of the Parent Balance Sheet, Parent and its Subsidiaries have conducted their businesses only in the ordinary course in a manner consistent with past practice, and since such date there has not been: (a) any Material Adverse Effect on the Parent or any of its Subsidiaries or any fact or circumstance that would be reasonably likely to result in an Material Adverse Effect on the Parent or any of its Subsidiaries or (b) any material change by Parent or any of its Subsidiaries in its accounting methods, principles or practices; (c) any revaluation by Parent or any of its Subsidiaries of any material asset or any writedown of the value of inventory, or any write-off of notes or accounts receivable other than in the ordinary course of business consistent with past practice; or (d) any other action or event that would have been a violation of
Section 6.1 of this Agreement had such
action or event occurred after the date of this Agreement and that could reasonably be expected to result in a Material Adverse Effect on the Parent or any of its Subsidiaries.

         Section 4.11 Compliance with Laws, Etc. To the knowledge of the Parent, each of the Parent and its Subsidiaries has conducted its operations and business in compliance with, (i) all applicable laws, rules, regulations and codes (including, without limitation, any laws, rules, regulations and codes relating to anticompetitive practices, contracts, discrimination, employee benefits, employment, health, safety, fire, building and zoning), and (ii) all applicable orders, rules, writs, judgments, injunctions, decrees and ordinances, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect on the Parent or its Subsidiaries. The Parent and its Subsidiaries have not received any notification of any asserted present or past failure by it to comply with such laws, rules or regulations, or such orders, writs, judgments, injunctions, decrees or ordinances.


                                    ARTICLE V

                            COVENANTS OF THE COMPANY

         Section 5.1 Conduct of Business of the Company.

             (a) During the period from the date of this Agreement until the Closing (except as otherwise expressly contemplated by the terms of this Agreement), the Company shall act and carry on its business in the usual, regular and ordinary course of business consistent with past practice and use its reasonable best efforts to preserve substantially intact its current business organization, keep available the services of its current officers and employees and preserve its relationships with customers, suppliers, licensors, licensees, advertisers, distributors and others having significant business dealings with it. Without limiting the generality of the foregoing, during the period from the date of this Agreement to the Closing, the Company shall not, nor shall it permit any of its Subsidiaries to, and except as set forth in
Schedule 5.1 hereto, without the prior written consent of the Parent:

                 (i) (A) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock, (B) split, combine or reclassify any capital stock of the Company or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of the Company, or (C) purchase, redeem or otherwise acquire any shares of capital stock of the Company or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

                 (ii) authorize for issuance, issue, deliver, sell, pledge or otherwise encumber any shares of its capital stock, any other voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities or any other securities or equity equivalents (including without limitation stock appreciation rights) other than the issuance of the Company Common Stock upon the exercise of the Company Options awarded but unexercised on the date of this Agreement and in accordance with their present terms (such issuances being referred to herein as "Permitted Changes");

                 (iii) amend its Certificate of Incorporation, or By-laws;

                 (iv) except for the Pending Acquisitions (as defined in Section 9.5) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the stock or assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof;

                 (v) sell, lease, license, mortgage or otherwise encumber or subject to any Lien (as defined in Section 9.5) or otherwise dispose of any of its properties or assets, except sales of inventory in the ordinary course of business consistent with past practice;

                 (vi) (A) except pursuant to credit arrangements in effect as of the date hereof and disclosed in Schedule 3.21 hereto, incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities, guarantee any debt securities of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, or (B) make any loans, advances or capital contributions to, or investments in, any other Person;

                 (vii) acquire or agree to acquire any assets, other than in the ordinary course of business consistent with past practice, that are material, individually or in the aggregate, or make or agree to make any capital expenditures except capital expenditures of less than $50,000, individually, or less than $100,000 in the aggregate;

                 (viii) pay, discharge or satisfy any claims (including claims of stockholders), liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), except for the payment, discharge or satisfaction of (x) liabilities or obligations in the ordinary course of business consistent with past practice or in accordance with their terms as in effect on the date hereof, or (y) claims settled or compromised to the extent permitted by Section 5.1(a)(xii), or waive, release, grant, or transfer any rights of material value or modify or change in any material respect any existing material license, lease, contract or other document, other than in the ordinary course of business consistent with past practice;

                 (ix) adopt a plan of complete or partial liquidation or resolutions providing for or authorizing such a liquidation or a dissolution, merger, consolidation, restructuring, recapitalization or reorganization;

                 (x) enter into any collective bargaining agreement;

                 (xi) change any material accounting principle used by it, except as required by the SEC or applicable law;

                 (xii) settle or compromise any litigation or settle a dispute under any contract or other agreement (whether or not commenced prior to the date of this Agreement) other than settlements or compromises of litigation where the amount paid (after giving effect to insurance proceeds actually received) in settlement or compromise does not exceed $100,000, provided that the aggregate amount paid in connection with the settlement or compromise of all such matters shall not exceed $250,000;

                 (xiii) engage in any transaction with, or enter into any agreement, arrangement, or understanding with, directly or indirectly, any Affiliates (as defined in Section 9.5) of the Company;

                 (xiv) except as contemplated by this Agreement, abandon any Pending Acquisitions; or

                 (xv) authorize any of, or commit or agree to take any of, the foregoing actions.

             (b) During the period from the date of this Agreement to the Closing, the Company shall not adopt or amend (except as may be required by law) any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, fund or other arrangement (including any Company Plan) for the benefit or welfare of any employee, director or former director or employee or, other than increases for individuals (other than officers and directors) in the ordinary course of business consistent with past practice, increase the compensation or fringe benefits of any director, employee or former director or employee or pay any benefit not required by any existing plan, arrangement or agreement.

             (c) During the period from the date of this Agreement to the Closing, the Company shall not grant any new or modified severance or termination arrangement or increase or accelerate any benefits payable under its severance or termination pay policies in effect on the date hereof.

             (d) During the period from the date of this Agreement to the Closing, except in the ordinary course of business and consistent with past practice, the Company shall not make any Tax election, change or request to change its method of accounting, or settle or compromise any federal, state, local or foreign Tax liability.

         Section 5.2 Cooperation Regarding Notice of Appraisal Rights. The Company will cooperate with the Parent and Newco in connection with the Parent's and Newco's performance of their obligations under Section 2.7(d). Without limiting the generality of the foregoing, at the Closing, the Company will deliver to the Parent a list of the Company's stockholders of record as of the Closing setting forth the name and mailing address of, and the number of shares of Company Common Stock held by, each stockholder.

         Section 5.3 Access to Information; Confidentiality.

             (a) The Company shall, and shall cause its officers, employees, counsel, financial advisors and other representatives to, afford to the Parent and its representatives and to potential financing sources reasonable access during normal business hours to its properties, books, contracts, commitments, personnel and records, including security position listings and other information concerning beneficial owners and/or record owners of the Company's securities which may be relevant to the Reorganization, and, during such period, the Company shall, and shall cause its officers, employees and representatives to, furnish promptly to the Parent (i) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities laws and (ii) all other information concerning its business, properties, financial condition, operations and personnel as the Parent may from time to time reasonably request. Each of the Parent and Newco will hold, and will cause its respective directors, officers, employees, accountants, counsel, financial advisors and other representatives and Affiliates to hold, any nonpublic information in confidence to the extent required by, and in accordance with, the provisions of the Letter Agreement dated August 13, 1999 from the Company to, and accepted by, Parent regarding confidential treatment of the negotiation of a potential business combination (the "Confidentiality Agreement").

                  (b) No investigation pursuant to this Section 5.3 shall affect any representations or warranties of the parties herein or the conditions to the obligations of the parties hereto.

         Section 5.4 No Solicitation. The Company shall not (whether directly or indirectly through advisors, agents or other intermediaries), nor shall the Company authorize or permit any of its officers, directors, agents, representatives, advisors to (a) solicit, initiate or take any action knowingly to facilitate the submission of inquiries, proposals or offers from any Person (other than Newco or the Parent) relating to (i) any acquisition or purchase of any of the consolidated assets of the Company and its Subsidiaries (other than sales or disposition of assets in the ordinary course of business) any class of equity securities of the Company, (ii) any tender offer (including a self tender offer) or exchange offer of any class of equity securities of the Company, (iii) any merger, consolidation, business combination, sale of substantially all assets, recapitalization, liquidation, dissolution or similar transaction involving the Company other than the transactions contemplated by this Agreement, or (iv) any other transaction the consummation of which would or could reasonably be expected to impede, interfere with, prevent or materially delay the Reorganization or which would or could reasonably be expected to materially dilute the benefits to the Parent of the transactions contemplated hereby (collectively, "Transaction Proposals"), (b) agree to or endorse any Transaction Proposal, or (c) enter into or participate in any discussions or negotiations regarding any of the foregoing, or furnish to any other Person any information with respect to its business, properties or assets or any of the foregoing, or otherwise cooperate in any way with, or knowingly assist or participate in, facilitate or encourage, any effort or attempt by any other Person (other than Newco or the Parent) to do or seek any of the foregoing.

             (b) Notwithstanding anything in Section 5.2(b) to the contrary, to the extent the Company's Board of Directors receives an unsolicited bona-fide written proposal with respect to a Transaction Proposal to acquire all of the outstanding shares of capital stock of the Company which the Board of Directors determines, after consultation with its independent financial advisors, may be reasonably likely to result in a transaction (an "Alternative Transaction") that is more favorable to the shareholders of the Company than the transactions contemplated by the Reorganization and this Agreement (taking into account the nature of the proposed transaction, the nature and amount of the consideration, the Bridge Financing contemplated by Section 5.10 below, the likelihood of completion and any other factors deemed appropriate by the Board of Directors), the Board of Directors, upon the advice from outside legal counsel to the Company that the Board of Directors of the Company is required in the exercise of its fiduciary duty under the DGCL to do so, may engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Alternative Transaction or otherwise facilitate such person presenting an Alternate Transaction to the Company's shareholders; provided, however, that upon engaging in such negotiations or discussions, providing such information or otherwise facilitating any effort to present to the Company's shareholders an Alternative Transaction, the Company shall give notice to Parent of the Company's engagement in such activities ("Alternative Transaction Notice"). Prior to furnishing nonpublic information to, or entering into discussions or negotiations with, any other persons or entities, the Company shall obtain from such person or entity an executed confidentiality agreement with terms no less favorable, taken as a whole, to the Company than those contained in the Confidentiality Agreement, but which confidentiality agreement shall not include any provision calling for an exclusive right to negotiate with the Company, and the Company shall advise Parent of the nature of such nonpublic information delivered to such person reasonably promptly following its delivery to the requesting party. If the Board of Directors determines that an Alternative Transaction is more favorable to the shareholders of the Company than the Reorganization and this Agreement as provided above, the Board of Directors of the Company may then (and only then) recommend that Alternative Transaction. Nothing herein shall in any way limit the obligations of the Stockholders contained in this Agreement.

         Section 5.5 Public Announcements. Neither the Company nor any of its Subsidiaries will issue any press release or public statement with respect to the transactions contemplated by this Agreement, including the Reorganization, without the Parent's prior consent (such consent not to be unreasonably withheld), except as may be required by applicable law or court process. In addition to the foregoing, the Company and the Parent will consult with each other before issuing, and provide the to the other the opportunity to review and comment upon, any such press release or other public statements with respect to such transactions.

         Section 5.6 Cooperation in Obtaining Manufacturer Approval; Parts Return. The Company shall promptly notify the Manufacturers (as defined in Section 9.5) of the execution and delivery of this Agreement, and thereafter shall use reasonable best efforts in cooperating with the Parent in the preparation of and delivery to the Manufacturers, as soon as practicable after the date hereof, of applications and any other information necessary to obtain the Manufacturers' consents to or the approval of the transactions contemplated by this Agreement. At the request of the Parent, the Company shall use its reasonable best efforts to assist the Parent in effecting any one-time parts return offered by the Manufacturers.

         Section 5.7 Closing Conditions. The Company shall use all reasonable best efforts to satisfy promptly the conditions to Closing set forth in Article VII hereof required herein to be satisfied by the Company prior to Closing.

         Section 5.8 HSR Act. The Company shall promptly prepare and file Notification and Report Forms under the HSR Act with the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "Antitrust Division"), and respond as promptly as practicable to all inquiries received from the FTC or the Antitrust Division for additional information or documentation.

         Section 5.9 Concerning Company Plans.

             (a) If requested by the Parent not less than five (5) days prior to the Closing, the Company shall terminate its 401(k) Plan not later than the day prior to the Closing and, in connection therewith, the Company shall amend such 401(k) Plan to fully vest all accounts of all participants in such 401(k) Plan and to provide for the distribution of all such accounts. At the Closing, the Company shall deliver to the Parent a duly executed plan amendment and resolutions of the Company's Board of Directors reflecting the termination of such 401(k) Plan and such related amendments to such 401(k) Plan, provided that the Parent shall have timely requested the termination of the Company's 401(k) Plan. If requested by the Parent not less than five (5) days prior to the Closing, the Company shall also terminate all other Company Plans as of the Closing Date and shall provide the Parent at Closing with documentation satisfactory to the Parent evidencing such terminations.

         Section 5.10 Bridge Financing.

             (a) In consideration of the issuance by Sonic Financial Corporation and/or O. Bruton Smith (collectively, the "Guarantor") of one or more guaranties (the "Guaranty") of the Company's indebtedness to Ford Motor Credit or other financing institutions of approximately $107,000,000 to enable the Company to complete the Pending Acquisitions which were pending on August 25, 1999, the Company in the Merger Agreement granted, and does hereby in this Agreement confirm its grant, to the Parent an option (the "Option") to purchase up to all of the dealership properties included in such Pending Acquisitions, including, without limitation, the Lucas Group acquisition which closed effective September 30, 1999 (the "Dealership Properties"), on the following terms, in the event that this Agreement is terminated prior to the Closing:

                 (i) The Option shall be exercisable for a period of sixty (60) days (the "Option Period") commencing on the ninety-first (91st) day after the date of such termination of this Agreement, unless the Company shall, during the ninety (90) day period after such termination, have caused a complete release and discharge of the Guarantor from the Guaranty. The Company hereby agrees to use its best reasonable efforts to obtain such release and discharge.

                 (ii) (The Option shall be exercisable from time to time during the Option Period with respect to any or all of the Dealership Properties; provided, however, with respect to any distinct dealership group (for example, the Lucas Group), the Option, if exercised, must be exercised as to all Dealership Properties within that group.

                 (iii) The Option may be assigned by the Parent to any Person.

                 (iv) The exercise price for the Option will be the price (including directly related transactions expenses) at which the Dealership Property was purchased by the Company (the "Exercise Price").

                 (v) With respect to any exercise of the Option during the Option Period, the period during which the Parent will have to close the purchase (the "Closing Period") will begin on the date of exercise and will end one hundred twenty (120) days after the end of the

Option Period. The purchase will be made pursuant to purchase documentation substantially equivalent including as to form, representations and warranties and indemnification obligations of the agreements pursuant to which such Dealership Properties were purchased by the Company. The parties will negotiate in good faith and will reasonably cooperate with each other to finalize the purchase documentation and close the purchase within the Closing Period.

             (vi) The entire proceeds of the Exercise Price with respect to any particular Dealership Property shall be applied toward the prepayment of the indebtedness secured by the Guaranty or the reimbursement of the Guarantor to the extent of any amount paid by the Guarantor pursuant to the Guaranty. In the event that the Company shall sell any of the Dealership Properties at any time, the proceeds of the sale shall also be applied to reduce the indebtedness secured by the Guaranty.

             (vii) Notwithstanding the last sentence of Section 5.10(a)(vi) above, during the Option Period, the Company will not sell or otherwise dispose of, or attempt in any way to sell or otherwise dispose of, any of the Dealership Properties.

             (viii) Notwithstanding the expiration of Option Period or the Closing Period with respect to any particular exercise under the Option, in the event that the Guarantor is required to pay any amount under the Guaranty, the Option shall be reinstated on the terms of this Section 5.10, except that there shall be no limitations on the duration of the Option Period or on any Closing Period. Notwithstanding the foregoing, the Company may terminate such reinstated Option prior to the exercise thereof by the Parent by (i) reimbursing the Guarantor in full for all amounts paid by it under the Guaranty, together with interest thereon at the rate of 12% per annum, and (ii) obtaining a complete release and discharge of the Guarantor from the Guaranty.

             (ix) The Guarantor shall be paid a fee for issuance of the Guaranty in an amount equal to twenty-five basis points (.0025) of the principal amount of indebtedness guaranteed. Such fee will be paid at the time of the first draw down under the bridge facility.

             (x) The provisions of this Section 5.10 shall survive the termination of this Agreement.

             (b) The rights of the parties under this Section 5.10 are subordinate to the rights of the Manufacturers.

         Section 5.11 280G Consent. Prior to the Closing, the Company shall take such steps as may be necessary to prevent any payment or benefit from being subject to the excise tax payable under Section 4999 of the Code or the loss of deductibility under Section 280G of the Code in connection with the transactions contemplated by this Agreement.


         Section 5.12 Tax Free Reorganization. The Company shall use its best reasonable efforts to cause the Securities Purchase to be treated as a tax free reorganization within the meaning of Section 368(a) of the Code.

                                   ARTICLE VA

                          COVENANTS OF THE STOCKHOLDERS

         Section 5A.1      Agreement to Vote; Proxy.

             (a) Each of the Stockholders hereby agrees that, until the Termination Date (as defined in Section 5A.11 below), at any meeting of the stockholders of the Company, however called (including any adjournments or postponements thereof), or in connection with any written consent of the stockholders of the Company, such Stockholder shall vote (or cause to be voted) the Shares held of record or beneficially by such Stockholder (i) in favor of the Reorganization, the execution and delivery by the Company of this Agreement and the approval of the terms thereof and each of the actions contemplated by this Agreement and any actions required in furtherance hereof and thereof; (ii) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under this Agreement; and (iii) except as specifically requested in writing by the Parent in advance, against the following actions or agreements (other than the Reorganization and the transactions contemplated by this Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its Subsidiaries (including, without limitation, any Transaction Proposal); (B) a sale, lease or transfer of any assets of the Company or any of its Subsidiaries (other than in the ordinary course of business) or reorganization, recapitalization, dissolution or liquidation of the Company or any of its Subsidiaries, (C) any change in the management or board of directors of the Company; (D) any change in the present capitalization or dividend policy of the Company or any of its Subsidiaries; (E) any amendment to the Company's Certificate of Incorporation or By-Laws; (F) any other material change in the corporate structure or business of the Company or any of its Subsidiaries; or (G) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect, the

         Reorganization or the transactions contemplated by this Agreement or the contemplated economic benefits of any of the foregoing. No Stockholder shall enter into any agreement or understanding with any person or entity prior to the Termination Date to vote or give instructions after the Termination Date in any manner inconsistent with clauses (i), (ii) or (iii) of the preceding sentence.


         (b) PROXY. EACH STOCKHOLDER HEREBY GRANTS TO, AND APPOINTS, THE PARENT AND O. BRUTON SMITH, CHIEF EXECUTIVE OFFICER OF THE PARENT, AND THEODORE M. WRIGHT, VICE PRESIDENT-FINANCE AND CHIEF FINANCIAL OFFICER OF THE PARENT, IN THEIR RESPECTIVE CAPACITIES AS OFFICERS OF THE PARENT, AND ANY INDIVIDUAL WHO SHALL HEREAFTER SUCCEED TO ANY SUCH OFFICE OF THE PARENT, AND ANY OTHER DESIGNEE OF THE PARENT, EACH OF THEM INDIVIDUALLY, SUCH STOCKHOLDER'S IRREVOCABLE (UNTIL THE TERMINATION DATE) PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE THE SHARES AS INDICATED IN SECTION 5A.1(a) ABOVE. EACH STOCKHOLDER INTENDS THIS PROXY TO BE IRREVOCABLE (UNTIL THE TERMINATION DATE) AND COUPLED WITH AN INTEREST AND WILL TAKE SUCH FURTHER ACTION AND EXECUTE

SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY SUCH STOCKHOLDER WITH RESPECT TO THE SHARES.

             (c) Notwithstanding anything contained in this Agreement to the contrary, as to any Stockholder who is also a director of the Company, the obligations of such Stockholder under this Section 5A.1 and Section 5A.2 below to support the Reorganization in his capacity as stockholder shall in no way prevent such Stockholder from exercising his fiduciary duties as a director of the Company, with respect to the Reorganization or an Alternative Transaction, it being also understood that the exercise of such fiduciary duties shall not affect such Stockholder's obligations in his capacity as a stockholder under this Section 5A.1 and Section 5A.2 below to support the Reorganization.

         Section 5A.2 No Solicitation. Prior to the Termination Date, no Stockholder shall (directly or indirectly through advisors, agents or other intermediaries), nor shall such Stockholder authorize or permit any of their officers, directors, agents, representatives or advisors to (i) solicit, initiate or take any action knowingly to facilitate the submission of inquiries, proposals or offers from any Person (other than the Parent or any of its affiliates) relating to any Transaction Proposal, or (ii) enter into or participate in any discussions or negotiations regarding any of the foregoing, or furnish to any other Person any information with respect to the business, properties or assets or any of the foregoing, or otherwise cooperate in any way with, or knowingly assist or participate in, facilitate or encourage, any effort or attempt by any other Person (other than the Parent or any of its affiliates) to do or seek any of the foregoing. If a Stockholder receives any such inquiry or proposal, then such Stockholder shall promptly inform the Parent of the terms and conditions, if any, of such inquiry or proposal and the identity of the person making it. Each Stockholder will immediately cease and cause its advisors, agents and other intermediaries to cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing, and shall use its reasonable best efforts to cause any such parties in possession of confidential information about the Company that was furnished by or on behalf of the Company to return or destroy all such information in the possession of any such party or in the possession of any agent or advisor of such party.

         Section 5A.3 Restriction on Transfer, Proxies and Non-Interference. Prior to the Termination Date, no Stockholder shall, directly or indirectly: (i) except to the Parent pursuant to this Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, any or all of the Shares owned by it, and no Stockholder shall, directly or indirectly, enforce or permit the execution of the provisions of any redemption agreement with the Company or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, or exercise any discretionary powers to distribute, any or all of the Shares owned by it or any interest therein, (ii) except as contemplated hereby, grant any proxies or powers of attorney with respect to the Shares, deposit any Shares into a voting trust or enter into any voting agreement with respect to any Shares, or (iii) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling any Stockholder from performing its obligations under this Agreement. Notwithstanding the foregoing, a Stockholder may transfer Shares to such

Stockholder's spouse or lineal descendant (natural or adopted) or to an executor, administrator or testamentary trustee (in their capacity as such) of such Stockholder or to a trust the beneficiaries of which include only such Stockholder and his or her spouse or lineal descendants; provided, however, it shall be a condition precedent to such transfer that the transferee agree in a writing reasonably satisfactory to the Parent and Newco to be bound by the terms of this Agreement with respect to the shares so transferred, and provided, further, that such transfer shall not release the transferring Stockholder from its obligations under this Agreement with respect to the Shares so transferred, and the Parent and Newco shall be entitled to continue to treat the transferring Stockholder as the owner of the Shares transferred for all purposes of this Agreement.

         Section 5A.4 Additional Shares. Each of the Stockholders hereby agrees, while this Agreement is in effect, to promptly notify the Parent of the number of any new shares of Company Common Stock or Company Preferred Stock acquired by such Stockholder after the date hereof.

         Section 5A.5 Waiver of Appraisal and Dissenter's Rights. Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Reorganization (including the Merger) that such Stockholder may have.

         Section 5A.6 Actions Regarding Company Expenses. Each of the Stockholders agrees that they shall take no actions and shall not vote their Shares in favor of any action which shall cause a substantial increase in the expenses which are the subject of the indemnity contained in Section 5A.7(d) below.

         Section 5A.7 Indemnity; Escrow Agreement.

             (a) The Stockholders hereby agree to indemnify and save the Parent and the Surviving Corporation, their respective shareholders, officers, directors and employees, and the successors and assigns of each of the foregoing (each, an "Indemnitee") harmless from and against, for and in respect of, any and all damages, losses, obligations, liabilities, demands, judgments, injuries, penalties, claims, actions or causes of action, encumbrances, costs, and expenses (including, without limitation, reasonable attorneys' fees and expert witness fees), suffered, sustained, incurred or required to be paid by any Indemnitee (collectively, "Damages") arising out of, based upon, in connection with, or as a result of (i) the untruth, inaccuracy or breach of any representation and warranty of the Company contained in or made pursuant to this Agreement, including in any Schedule or certificate delivered hereunder or in connection herewith, and (ii) the breach or nonfulfillment of any covenant or agreement of the Company contained in this Agreement or in any other agreement, document or instrument delivered hereunder or pursuant hereto. With respect to the Stockholders' obligations to pay Damages pursuant to this Section 5A.7(a), the Stockholders shall have no personal liability, and the Parent's and the Surviving Corporation's sole recourse shall be to make demand for payment out of the Escrow Amount (as defined in Section 5A.7(b) below).

             (b) At the Closing, the Stockholders shall place into escrow with First Union National Bank or another escrow agent mutually acceptable to the parties hereto (the "Escrow Agent") 473,571 shares (adjusted for any stock dividend, subdivision, reclassification, split-up, combination, or the like, with respect to the Parent Common Stock) of Reorganization Common

Stock (the "Escrow Shares" or "Escrow Amount"), pro rata among the Stockholders according to the number of shares of Parent Common Stock issued to the Stockholders in exchange for the Company Common Stock and the Company Warrants (such shares being hereinafter called the "Pro Rata Shares"), in accordance with the escrow agreement in the form of Exhibit D hereto, with such other changes thereto as the Escrow Agent shall reasonably request (the "Escrow Agreement"). The term of the Escrow Agreement shall be for the period beginning with the Closing and ending on March 31, 2001 (the "Escrow Period"). If the Parent shall have made no claims for indemnification under Section 5A.7(a) above or otherwise under this Section 5A.7, during the Escrow Period, the Parent will execute a joint instruction with the Stockholders' Agent pursuant to the Escrow Agreement to instruct the Escrow Agent to pay all of the Escrow Shares to the Stockholders pursuant to the terms of the Escrow Agreement, pro rata according to their respective Pro Rata Shares. To the extent that the Parent shall be entitled to Damages, the Stockholders' Agent shall execute a joint instruction with the Parent pursuant to the Escrow Agreement to instruct the Escrow Agent to disburse to the Parent from the Escrow Amount that number of Escrow Shares having a Market Price at the time of disbursement equal to the amount of such Damages. All such disbursements from the Escrow Shares shall be charged to the Stockholders pro rata according to their Pro Rata Shares of the Escrow Shares. As used herein, the term "Market Price" shall mean the average of the daily closing prices on the NYSE for one share of Parent Common Stock for the twenty
(20) consecutive trading days ending on and including the trading day immediately prior to the date of determination. Reference is hereby made to
Section 9.16 with respect to certain matters concerning the Stockholders' Agent.

             (c) The parties acknowledge that the purchase agreements for the Pending Acquisitions (the "Pending Purchase Agreements") provide that the Company is entitled to indemnification for breaches of representations, warranties and covenants contained therein in accordance with the terms of such agreements. The Parent and the Stockholders agree that:

                 (i) If an Indemnitee is entitled to indemnification under this Agreement and the breach which gives rise to such right of indemnification under this Agreement shall also be a matter for which the Company is entitled to pursue indemnification under any of the Pending Purchase Agreements, the Indemnitee (or Parent, on their behalf) shall first attempt to recover such Damages as are indemnifiable under the Pending Purchase Agreements from the indemnifying persons under such Pending Purchase Agreements. Such claims are referred to herein as "Dual Indemnity Claims."

                 (ii) Provided a Dual Indemnity Claim shall be made prior to the Claim, Termination Date as such term is defined in the Escrow Agreement, during such period as the Parent is pursuing indemnification pursuant to the terms of a Pending Purchase Agreement, it shall be entitled to retain Escrow Shares relating to such breaches as a Pending Claim as provided in the Escrow Agreement to cover the amount of such Dual Indemnity Claims as are also covered by the indemnification provisions of this Agreement.

                 (iii) When a Dual Indemnity Claim shall be finally resolved pursuant to the terms of a Pending Acquisition Agreement, the resolution of such claim shall be determinative except in the case where the amount of damages for such Dual Indemnity Claim shall exceed the indemnification obligations of the indemnifying parties under such Pending Acquisition Agreement. In such case the Stockholders' Agent (as such term is defined in the

Escrow Agreement) shall have opportunity to defend such claim in its entirety pursuant to the terms of this Agreement. Upon the resolution of a Dual Indemnity Claim, any Escrow Shares held beyond the Claim Termination Date in respect of such Pending Claim shall, to the extent not required to cover other pending Claims, be released.

             (d) The parties hereby agree that the Parent shall be entitled to claim against the Escrow Amount with respect to the actual amount of "one-time" charges and adjustments (net of tax benefits), the categories of which are generally summarized (with current estimates thereof which estimates are for information purposes only) in Exhibit E hereto and consisting of (i) (A) redemption premiums related to payments to the Trust Company of the West and its affiliates ("TCW") in connection with the sale of the shares of the Company Preferred Stock hereunder and (B) prepayment penalties in connection with the prepayment of the Company's indebtedness under the promissory notes issued to TCW by the Company (the "TCW Loan"); (ii) severance payments (including those payable when the employee terminates "for good reason" under the relevant employment contract) and stay-on bonuses to certain employees of the Company;
(iii) the tax charges for stock grants made to certain employees of the Company and disclosed in the Company Disclosure Schedule (the "FAA Stock Grants"); (iv) out-of-pocket expenses incurred by the Company in connection with its recently attempted initial public offering; (v) fees or commissions payable to Merrill Lynch and NCM Associates for their services to the Company in connection with the Reorganization; (vi) transaction fees and expenses incurred in connection with the Reorganization, including those for services rendered by its legal counsel and accountants, but excluding fees and expenses of legal counsel in connection with the Registration Statement contemplated by the Merger Agreement;
(vii) costs and expenses incurred in connection with the divestiture of DSW Associates, Inc., d/b/a "Auto Town" by the Company; (viii) payments under contracts with "change of control" clauses which are triggered by the Reorganization and not included in clause (ii) above; and (ix) expenses of establishing the "bridge financing" contemplated by Section 5.10 of this Agreement; provided, however, that the aggregate total of such actual charges and adjustments enumerated above shall be reduced by (i) the out-of-pocket expenses of the IPO referred to in clause (iv) above up to $1,500,000 and (ii) the dollar amount equal to any net income earned by the Company from July 1, 1999 through the Closing Date and, if the Closing Date takes place prior to December 31, 1999, the sum of $123,288 per day for each day from the Closing Date to and including December 31, 1999; and provided further that such charges and adjustments shall exclude (x) any unamortized deferred loan costs incurred by the Company in the prepayment of the TCW Loan, (y) the increase in the Company's equity capitalization base in connection with the FAA Stock Grants, and (z) any non-cash items related to the divestiture or liquidation of DSW Associates, Inc. d/b/a "Auto Town", including unamortized deferred loan costs.

             (e) With respect to any claim against the Escrow Amount by the Parent for a breach of Section 3.18 of this Agreement regarding the Company's representation and warranty to the effect that the Company and its subsidiaries consolidated pro-forma pre-tax earnings will be a minimum of $45,000,000 (the "Minimum Amount"), Parent shall be entitled to recover from such Escrow Amount any discrepancy from the Minimum Amount on a dollar-for-dollar basis.


             (f) With respect to any claim against the Escrow Amount by the Parent for a breach of Section 3.5 of this Agreement regarding the Company's representation and warranty to the effect, without limitation, that the Company's consolidated financial statements as of June 30, 1999 have been prepared in accordance with generally accepted accounting principles and fairly present the consolidated financial position of the Company, the Parent shall not be entitled to claim that such one time charges and expenses as are considered in Section 5A.7(d) above have caused or contributed to a breach of such representation.

             (g) The Parent shall be entitled to a claim against the Escrow Amount for any Damages in excess of $50,000 incurred as a result of the Department of Labor audit of the Company's 401(k) Plan.

             (h) The Parent shall be entitled to a claim against the Escrow Amount for any Damages in excess of the sum of (i) $100,000 plus (ii) the Company's accruals therefore in accordance with GAAP, incurred as a result of the Pierson/Portin litigation (or related class action) referred to in Section
3.7 of the Company Disclosure Schedule.

         Section 5A.8 Further Assurances. From time to time, at the request of the Stockholders, on the one hand, or at the request of the Parent, on the other hand, and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         Section 5A.9 Certain Events. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to all Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise.

         Section 5A.10 Stop Transfer. Each Stockholder agrees with, and covenants to the Parent that it shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Shares.

         Section 5A.11 Termination. The obligations of each Stockholder under Sections 5A.1, 5A.2, 5A.3 and 5A.10 of this Agreement shall terminate upon the first to occur of (a) the Closing, and (b) the date that is one hundred eighty
(180) days after the date this Agreement is terminated in accordance with its terms (such earlier date being the "Termination Date"). Except as set forth in this Section 5A.11 all other agreements and obligations of the parties hereto shall survive the Closing and/or the Termination Date, as applicable.

                                   ARTICLE VI

                             COVENANTS OF THE PARENT

         Section 6.1 Conduct of Business of Parent. During the period from the date of this Agreement to the Closing (except as otherwise expressly contemplated by the terms of this Agreement), the Parent shall act and carry on its business in the usual, regular and ordinary course of business consistent with past practice and use its reasonable best efforts to preserve substantially intact its current business organization, keep available the services of its current officers and employees and preserve its relationships with customers, suppliers, licensors, licensees, advertisers, distributors and others having significant business dealings with it and provided that nothing contained in the foregoing shall prevent the Parent from its business of acquiring automobile dealerships.

         Section 6.2 [INTENTIONALLY LEFT BLANK]

         Section 6.3 Access to Information; Confidentiality.

             (a) Parent shall, and shall cause its officers, employees, counsel, financial advisors and other representatives to, afford to the Company and its representatives reasonable access during normal business hours to its properties, books, contracts, commitments, personnel and records, including security position listings and other information concerning beneficial owners and/or record owners of the Parent's securities which may be relevant to the Reorganization, and, during such period, the Parent shall, and shall cause its officers, employees and representatives to, furnish promptly to the Company (i) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities laws and (ii) all other information concerning its business, properties, financial condition, operations and personnel as the Company may from time to time reasonably request. The Company will hold, and will cause its respective directors, officers, employees, accountants, counsel, financial advisors and other representatives and Affiliates to hold, any nonpublic information in confidence to the same extent that nonpublic information regarding the Company, as contemplated by Section 5.3 above, is required to be held confidential by the Parent and Newco pursuant to the Confidentiality Agreement.

             (b) No investigation pursuant to this Section 6.3 shall affect any representations or warranties of the parties herein or the conditions to the obligations of the parties hereto.

         Section 6.4 Indemnification.

             (a) The certificate of incorporation and the by-laws of the Surviving Corporation shall contain the provisions with respect to indemnification and exculpation from liability substantially as set forth in the Company's certificate of incorporation and by-laws on the date of this Agreement, which provisions shall not be amended, repealed or otherwise modified for a period of six years from the Closing in any manner that would adversely affect the rights thereunder of individuals who on or prior to the Closing were directors, officers, employees or agents of the Company, unless such modification is required by law.

             (b) From and after the Effective Time, the Parent agrees to indemnify and agrees to cause the Surviving Corporation to indemnify each person who is now, or who becomes after the Closing, an officer or director of the Company or any of it Subsidiaries (the "Indemnified Parties"), to the fullest extent permitted by applicable law, with respect to all acts and omissions arising out of the Indemnified Parties' services as officers, directors, employees or agents of the Company or as trustees or fiduciaries of any plan for the benefit of employees of the Company, occurring prior to the Closing including, without limitation, the transactions contemplated by this Agreement. Without limitation of the foregoing, in the event any such Indemnified Party is or becomes involved in any capacity in any action, proceeding or investigation in connection with any matter, including without limitation, the transactions contemplated by this Agreement, occurring prior to, and including, the Closing, the Parent, from and after the Closing, will pay as incurred such Indemnified Party's reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith. Subject to Section 6.4(c), the Parent shall advance (in reasonable amounts) and pay all reasonable expenses, including attorneys' fees, that may be incurred by any Indemnified Party in enforcing this Section 6.4 or any action involving an Indemnified Party resulting from the transactions contemplated by this Agreement. Notwithstanding anything to the contrary contained herein, the Parent shall not have any obligation hereunder to any Indemnified Party when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by, or otherwise is not available pursuant to, applicable law.

             (c) Any Indemnified Party wishing to claim indemnification under this Section 6.4, upon learning of any claim, action, suit, proceeding or investigation which may give rise to a right to indemnification under this
Section 6.4, shall promptly notify the Parent thereof. In the event of any such claim, action, suit, proceeding or investigation, (i) the Parent or the Surviving Corporation shall have the right to assume the defense thereof (with counsel engaged by the Parent or the Surviving Corporation to be reasonably acceptable to the Indemnified Party) and, provided there is no conflict of interest, the Parent shall not be liable to such Indemnified Party for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, (ii)the Indemnified Party will cooperate in the defense of any such matter, and (iii)the Parent shall not be liable for any settlement effected without its prior written consent.

             (d) Parent and the Surviving Corporation, shall, until the sixth anniversary of the Closing or such earlier date as may be mutually agreed upon by Parent, the Surviving Corporation and the applicable Indemnified Party, cause to be maintained in effect, to the extent available, the policies of directors' and officers' liability insurance maintained by the Company and its Subsidiaries as of the date hereof (or policies of at least the same coverage and amounts containing terms that are not less advantageous to the insured parties) with respect to claims arising from facts or events that occurred on or prior to the Closing, including without limitation all claims based upon, arising out of, directly or indirectly resulting from, in consequence of, or in any way involving the Reorganization and any and all related events. In lieu of maintaining the Company's current policies, Parent may cause to be obtained and maintained in effect directors' and officers' liability insurance of at least the same coverage and amounts and containing terms that are, as a whole, substantially no less advantageous than policies presently maintained by the Company with respect to claims arising from facts or events which occurred on or before the Closing. Notwithstanding the foregoing, in no event shall Parent or the Surviving Corporation be required pursuant to this Section 6.4(d) to expend, in order to maintain or procure insurance coverage pursuant to this Section 6.5, any amount per annum in excess of 150% of the annual rate of premiums currently being paid for the current Company officers' and directors' liability insurance policy.

             (e) The obligations of the Company, the Surviving Corporation and the Parent under this Section 6.4 shall not be terminated or modified in such a manner as to adversely affect any of the Indemnified Parties without the consent of such Indemnified Party (it being expressly agreed that each such Indemnified Party shall be a third party beneficiary of this Section 6.4).

         Section 6.5 Public Announcements. Neither the Parent nor Newco will issue any press release or public statement with respect to the transactions contemplated by this Agreement, including the Reorganization, without the Company's prior consent (such consent not to be unreasonably withheld), except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with the NYSE. In addition to the foregoing, the Parent will consult with the Company before issuing, and provide the Company the opportunity to review and comment upon, any such press release or other public statements with respect to such transactions.

         Section 6.6 Newco Obligations. Parent shall cause Newco to perform all of its obligations, agreements and covenants under this Agreement.

         Section 6.7 Application to Manufacturers. Subject to the reasonable cooperation of the Company, the Parent shall provide to the Manufacturers as promptly as practicable after the execution and delivery of this Agreement any application or other information with respect to such application necessary in connection with the seeking of the consent of the Manufacturers to the transactions contemplated by this Agreement.

         Section 6.8 Closing Conditions. Parent shall use all reasonable best efforts to satisfy promptly the conditions to Closing set forth in Article VII hereof required herein to be satisfied by the Parent prior to Closing.

         Section 6.9 HSR Act. Parent shall promptly prepare and file Notification and Report Forms under the HSR Act with the FTC and the Antitrust Division, and respond as promptly as practicable to all inquiries received from the FTC or the Antitrust Division for additional information or documentation, and the Parent shall pay all filing fees in connection therewith, including any such filing fee required to be paid by Thomas A. Price.

         Section 6.10 Tax Free Reorganization. Parent and the Company shall use its best reasonable efforts to cause the Securities Purchase to be treated as a tax free reorganization within the meaning of Section 368(a) of the Code.

         Section 6.11 Additional Agreements of Parent. At the Closing, the Parent shall, or shall cause the Surviving Corporation immediately after the Closing to:

             (a) Repay all outstanding loans (set forth in Schedule 6.11(a) hereto) by the officers of the Company to the Company;

             (b) Secure the release of all officers of the Company, or any of such officers' Affiliates from any guaranties (set forth in Schedule 6.11(b) hereto) they have given in favor of the Company; and

             (c) Repay all outstanding loans under the promissory notes issued to TCW and its Affiliates.

         Section 6.12 Employee Benefits.

             (a) Parent will give, or will cause Surviving Corporation to give, to each employee of Parent or Surviving Corporation who immediately prior to the Effective Time was an employee of the Company (each such employee, a "Continuing Employee") full credit for purposes of eligibility, vesting, vacation, seniority and sick pay to the extent permissible under applicable law. In the event Parent causes Surviving Corporation to terminate a welfare plan so that there is a short plan year, Parent will use its best efforts to, or will cause Surviving Corporation to provide each Continuing Employee with credit for the remaining short plan year for any co-payments and deductibles paid under each comparable employee welfare benefit plan maintained by Company prior to the Effective Time in satisfying any applicable deductible or co-payment requirements under any of Parent's employee welfare benefit plans that such Continuing Employees are eligible to participate in after the Effective Time. From and after the Effective Time, the Continuing Employees shall be eligible to participate in Parent's or Surviving Corporation's employee benefit plans and arrangements in which similarly situated employees of Parent or Surviving Corporation participate, to the same extent as such similarly situated employees.

                                   ARTICLE VII

                              CONDITIONS PRECEDENT

         Section 7.1 Conditions to Each Party's Obligation To Effect the Reorganization.

         The respective obligation of each party to effect the Reorganization is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

             (a) The waiting period (and any extension thereof) applicable to the Reorganization under the HSR Act shall have been terminated or shall have expired.

             (b) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Reorganization shall be in effect; provided, however, that the parties hereto shall use their best efforts to have any such injunction, order, restraint or prohibition vacated.

             (c) The Parent and the Company shall each have received written opinions from their respective counsel to the effect that the Securities Purchase will constitute a reorganization within the meaning of Section 368(a) of the Code; provided, however, that if the counsel to either the Parent or the Company does not render such opinion, this condition shall nonetheless be deemed to be satisfied with respect to such party if counsel to the other party renders such opinion to such party. The parties to this Agreement agree to make reasonable representations as requested by such counsel for the purpose of rendering such opinions.

             (d) Employment Agreement. The Parent and Thomas A. Price shall have entered into a mutually agreed upon employment agreement.

         Section 7.2 Conditions to Obligations of the Parent and Newco. The obligations of the Parent and Newco to effect the Reorganization are further subject to the following conditions:

             (a) Representations and Warranties. The representations and warranties of the Company and the Stockholders set forth in this Agreement shall be true and correct, in each case as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except (in the case of the representations and warranties of the Company only) where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "materiality" or "Material Adverse Effect" set forth therein) would not individually or in the aggregate have a Material Adverse Effect, or (in the case of the representations and warranties of any particular Stockholder only) where the failure of such representations and warranties to be so true and correct would prevent the purchase of the Company Securities from such Stockholder in accordance with the terms hereof such that the condition set forth in Section 7.2(g) below would not be satisfied. The Parent shall have received (i) with respect to the representations and warranties of the Company, a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company, and (ii) with respect to the representations and warranties of the Stockholders, a certificate signed by the Stockholders' Agent on behalf of each of the Stockholders, in each case to the effect set forth in this paragraph.

             (b) Performance of Obligations. The Company and the Stockholders shall have performed the respective obligations required to be performed by them under this Agreement at or prior to the Closing Date (except, in the case of the obligations of the Company only, for such failures to perform either individually or in the aggregate that would not have a Material Adverse Effect with respect to the Company or materially adversely affect the ability of the Company to consummate the transactions herein contemplated or perform its obligations hereunder).

             (c) Consents, etc. The Parent shall have received evidence, in form and substance reasonably satisfactory to it, that such licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and other third parties as are necessary in connection with the transactions contemplated hereby have been obtained, except where the failure to obtain such licenses, permits, consents, approvals, authorizations, qualifications and orders individually or in the aggregate would not have a Material Adverse Effect with respect to the Company, provided, however, that insofar as the foregoing Material Adverse Effect exception relates to Leases of Real Property, the parties agree that it would constitute a Material Adverse Effect if the failure to obtain the consent from a particular landlord under a Lease could reasonably be expected to result in the inability of a dealership to continue its operations substantially at that location.

             (d) No Litigation. There shall not be pending any suit, action or proceeding by any Governmental Entity or by any other Person, which has a reasonable likelihood of success and which, if successful, would have a Material Adverse Effect with respect to the Company or the Parent, or materially adversely affect the ability of the parties hereto to consummate the transactions contemplated herein.

             (e) Closing Documentation. The Parent shall have received the following documents, agreements and instruments from the Company:

                 (i) an opinion of Gray Cary Ware & Freidenrich LLP, dated the Closing Date and addressed to the Parent and Newco, in substantially the form of Exhibit F hereto;

                 (ii) certificates dated as of a recent date from the Secretary of State of the States of Delaware and any other applicable states to the effect that each of the Company and its Subsidiaries is duly incorporated and in good standing in such state and stating that the Company and its Subsidiaries owes no franchise taxes in such state and listing all documents of the Company and its Subsidiaries on file with said Secretary of State;

                 (iii) a copy of the Certificate of Incorporation of the Company, including all amendments thereto, certified as of a recent date by the Secretary of State of the State of Delaware;

                 (iv) evidence, reasonably satisfactory to the Parent, of the authority and incumbency of the persons acting on behalf of the Company in connection with the execution of any document delivered in connection with this Agreement;

                 (v) Uniform Commercial Code Search Reports on Form UCC-11 with respect to the Company and its Subsidiaries from the states and local jurisdictions where the principal place of business of the Company and its Subsidiaries and their respective assets are located, the search reports of which shall confirm compliance with Section 3.15 (and Schedule thereto) of this Agreement;

                 (vi) the corporate minute books and stock record books of the Company and its Subsidiaries;

                 (vii) estoppel letters of lenders to the Company, in form and substance reasonably satisfactory to the Parent, with respect to amounts (including any pre-payment penalties) owing by the Company as of the Closing; and

                 (viii) such other instruments and documents as the Parent shall reasonably request not inconsistent with the provisions hereof.

             (f) No Material Adverse Change. There shall have been no Material Adverse Change in the Company since June 30, 1999.

             (g) Company Securities. The Company Securities held by the Stockholders as of the Closing Date shall include not less than 96% of the issued and outstanding shares of Company Common Stock, or such lesser percentage, not less than 90%, as shall have been specifically agreed to by the Parent pursuant to Section 9.15.

             (h) Manufacturer Approval. The Manufacturers shall have given any required approval of the Reorganization and shall have given any required approval of O. Bruton Smith or his designee as the authorized dealer operator of the Company's and its Subsidiaries' dealership franchises with the Manufacturers at the present dealership locations in their existing facilities as currently configured for dealership operations, and the Manufacturers shall have executed any required dealer agreements and/or amendments or supplements thereto in connection with the foregoing.

             (i) Prepayment of Convertible Debt; Termination of Registration Rights. All convertible debt shall have been prepaid, and the Parent shall have received reasonably satisfactory evidence thereof. Additionally, all of the registration rights underlying the Company Warrants shall have been terminated.

             (j) Delivery of Company Securities. The respective Stockholders shall have delivered the certificate or certificates representing all of the Company Securities, in accordance with Section 1.1 hereof.

             (k) [INTENTIONALLY LEFT BLANK]

             (l) [INTENTIONALLY LEFT BLANK]

             (m) Auto Town Spin-Off. The divestiture or liquidation of DSW Associates, Inc., d/b/a Auto Town, shall have been completed with the prior approval of the Parent. The Company shall inform the Parent of the manner of divesting, liquidating or otherwise disposing of DSW Associates, d/b/a "Auto Town", prior to the Completion thereof, it being understood that the Parent shall not unreasonably withhold such prior approval. Notwithstanding the foregoing, it shall be a basis for the Parent to withhold its approval if such divestiture, liquidation or other disposition is on terms which could result in any continuing material liability or obligation of the Company to Auto Town or its stockholders.

             (n) Termination of Stockholder Agreement. The Stockholder Agreement dated as of July 11, 1997, as amended to date, by and among the Company, Thomas Price, Donald Strough, Steven Hallock, Fred Cziska, Al Babbington, John Driebe, Embarcadero Automotive, L.L.C., Raintree Capital LLC, BB Investments and certain affiliates of Trust Company of the West, shall have been terminated.

             (o) [INTENTIONALLY LEFT BLANK]

             (p) The Parent shall have obtained the consents or approvals of the parties set forth in Schedule 4.4(c) hereto.

         Notwithstanding the foregoing, the obligations of the Parent and Newco to effect the Reorganization shall not be relieved by the failure of any of the foregoing conditions if such failure is the result, direct or indirect, of any breach by the Parent or Newco of any of their obligations under this Agreement.

         Section 7.3 Conditions to Obligation of the Company and the Stockholders. The obligations of the Company and the Stockholders to effect the Reorganization are further subject to the following conditions:

             (a) Representations and Warranties. The representations and warranties of the Parent and Newco set forth in this Agreement shall be true and correct, in each case as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "materiality" or "Material Adverse Effect" set forth therein) would not individually or in the aggregate have a Material Adverse Effect with respect to, the Parent and Newco. The Company shall have received a certificate signed on behalf of the Parent by an authorized officer of the Parent to the effect set forth in this paragraph.

             (b) Performance of Obligations of the Parent and Newco. The Parent and Newco shall have performed the obligations required to be performed by them under this Agreement at or prior to the Closing Date (except for such failures to perform, either individually or in the aggregate, that would not have a Material Adverse Effect with respect to the Parent and Newco or materially adversely affect the ability of the Parent and Newco to consummate the transactions herein contemplated or perform their respective obligations hereunder).

             (c) Closing Documentation. The Company shall have received the following documents, agreements and instruments from the Parent:

                 (i) an opinion of Parker, Poe, Adams & Bernstein L.L.P., dated the Closing Date and addressed to the Company and the Stockholders, substantially in the form of Exhibit G hereto;

                 (ii) certificates dated as of a recent date from the Secretary of State of the State of Delaware to the effect that the Parent is duly incorporated and in good standing in such State;

                 (iii) a copy of the Parent's Certificate of Incorporation, including all amendments thereto, certified by the Secretary of State of the State of Delaware;

                 (iv) evidence reasonably satisfactory to the Company as to the authority and incumbency of the persons acting on behalf of the Parent in connection with the execution of any document delivered in connection with this Agreement; and

                 (v) such other instruments and documents as the Company shall reasonably request not inconsistent with the provisions hereof.

         Notwithstanding the foregoing, the obligations of the Company and the Stockholders to effect the Reorganization shall not be relieved by the failure of any of the foregoing conditions if such failure is the result, direct or indirect, of any breach by the Company or any of the Stockholders of any of their respective obligations under this Agreement.

             (d) No Material Adverse Change. There shall have been no Material Adverse Change in Parent since the Parent Balance Sheet Date.

             (e) Delivery of Parent Common Stock. Newco shall have delivered to the respective Stockholders the certificates representing the Parent Common Stock, in accordance with Section 1.2 hereof.

                                  ARTICLE VIII

                        TERMINATION, AMENDMENT AND WAIVER

         Section 8.1 Termination. This Agreement may be terminated and abandoned at any time prior to the Closing:

             (a) by mutual written consent of the Parent, the Company and the Stockholders' Agent; or

             (b) by either the Parent or the Company, if any governmental entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable; or

             (c) by (i) the Parent, if the Reorganization shall not have been consummated on or before the Closing Date Deadline (as defined in Section 9.5) (other than due to the failure of the Parent or Newco to perform its obligations under this Agreement required to be performed at or prior to the Closing), or
(ii) the Company, if the Reorganization shall not have been consummated on or before the Closing Date Deadline (other than due to the failure of the Company or any of the Stockholders to perform its obligations under this Agreement required to be performed at or prior to the Closing); provided, however, that any such termination by either such party shall be subject to the right of the other party to extend the Closing Date Deadline, as contemplated by Section 9.5; or

             (d) by the Parent, if the holders of a majority of the outstanding shares of the Company Common Stock and Company Preferred Stock shall not have approved the Reorganization, this Agreement and the consummation of the transactions contemplated hereby; or

             (e) by the Parent, if the Company or its Board of Directors shall have (i) withdrawn, modified or amended in any respect adverse to the Parent its approval or recommendation of this Agreement or any of the transactions contemplated herein, (ii) recommended any Transaction Proposal from a Person other than the Parent or Newco or any of their Affiliates, or (iii) resolved to do any of the foregoing; or

             (f) by the Parent if a breach of any representation, warranty, covenant or agreement on the part of the Company or any of the Stockholders set forth in this Agreement shall have occurred which if uncured would cause any condition set forth in Section 7.2(a) or Section 7.2(b) not to be satisfied, and such breach is incapable of being cured or, if capable of being cured, shall not have been cured within twenty (20) business days following receipt by the Company of written notice of such breach from Parent; or

             (g) by the Company, if a breach of any representation, warranty, covenant or agreement on the part of Parent or Newco set forth in this Agreement shall have occurred which if uncured would cause any condition set forth in
Section 7.3(a) or Section 7.3(b) not to be satisfied, and such breach is incapable of being cured or, if capable of being cured, shall not have been cured within twenty (20) business days following receipt by Parent of written notice of such breach from the Company.

         Section 8.2 Effect of Termination. In the event of termination of this Agreement by either the Company or the Parent as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of the Parent, Newco or the Company, other than the provisions of Section 3.11 (Brokers), Section 4.8 (Brokers), the last sentence of Section 5.3(a) (Access to Information; Confidentiality), the last sentence of
Section 6.3(a) (Access to Information; Confidentiality), Section 5.10 (Bridge Financing), this Section 8.2, Section 9.3 (Fees and Expenses), Section 9.8 (Entire Agreement; No Third Party Beneficiaries) and Section 9.9 (Governing
Law). Nothing contained in this Section shall relieve any party of any liability for any breach of the representations, warranties, covenants or agreements set forth in this Agreement.

         Section 8.3 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties. Notwithstanding the foregoing, the Stockholders' Agent may execute any such writing on behalf of all of the Stockholders so long as such writing does not (a) amend any provision of Articles I, IIIA or VA hereof or (b) amend any other provision of this Agreement in a way which materially increases any liability or materially decreases any right of the Stockholders hereunder.

         Section 8.4 Extension; Waiver. At any time prior to the Closing, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Notwithstanding the foregoing, the Stockholders' Agent may execute any such agreement on behalf of all of the Stockholders so long as such agreement does not apply to an extension or waiver with respect to any provision of Article I, IIIA or VA hereof or to any other provision of this Agreement where such extension or waiver materially increases any liability or materially decreases any right of the Stockholders hereunder. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

         Section 8.5 Procedure for Termination, Amendment, Extension or Waiver. A termination of this Agreement pursuant to Section 8.1, an amendment of this Agreement pursuant to Section 8.3 or an extension or waiver pursuant to Section
8.4 shall, in order to be effective, require in the case of the Parent or the Company, action by its Board of Directors or the duly authorized designee of its Board of Directors.

                                   ARTICLE IX

                               GENERAL PROVISIONS

         Section 9.1 Best Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use its best reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective, in the most expeditious manner practicable, the Reorganization and the other transactions contemplated by this Agreement. The Parent and the Company will use their best reasonable efforts and cooperate with one another (i) in promptly determining whether any filings are required to be made or consents, approvals, waivers, licenses, permits or authorizations are required to be obtained (or, which if not obtained, would result in an event of default, termination or acceleration of any agreement or any put right under any agreement) under any applicable law or regulation or from any governmental entities or third parties, including parties to loan agreements or other debt instruments, in connection with the transactions contemplated by this Agreement, including the Reorganization and (ii) in promptly making any such filings, in furnishing information required in connection therewith and in timely seeking to obtain any such consents, approvals, permits or authorizations.

         Section 9.2 Survival of Representations and Warranties. The representations and warranties of the Stockholders contained in this Agreement shall survive the Closing. Except as provided in the last sentence of this
Section 9.2, none of the representations and warranties of the Company, the Parent or Newco contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and all such representations and warranties will be extinguished on consummation of the Reorganization and neither the Company, the Parent or Newco, nor any officer, director, or employee or stockholder of the Company, the Parent or Newco, shall be under any liability whatsoever with respect to any such representation or warranty of the Company, the Parent or Newco contained after such time. This
Section 9.2 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing. Notwithstanding the foregoing, for purposes of the indemnification obligations of the Stockholders under Section 5A.7 of this Agreement, the representations and warranties of the Company contained in this Agreement shall be deemed to survive the Closing.

         Section 9.3 Fees and Expenses.

             (a) If this Agreement is terminated pursuant to Section 8.1(d) or
Section 8.1(e), then the Company shall (provided that the Parent or Newco is not then in material breach of its obligations under this Agreement), promptly, but in no event later than four (4) business days after the termination of this Agreement, reimburse the Parent and Newco for all documented out-of-pocket expenses and fees (including, without limitation, fees payable to all banks, investment banking firms and other financial institutions, and their respective agents and counsel, and all fees of counsel, accountants, financial printers, experts and consultants to Newco and its Affiliates), whether incurred prior to, on or after the date hereof, in connection with the Reorganization and the consummation of all transactions contemplated by this Agreement and the financing thereof.

             (b) In the event a fee is or becomes payable pursuant to Section 9.3(a) hereof, the Company agrees promptly, but in no event later than four (4) business days following written notice thereof, together with related bills or receipts, to reimburse the Parent and Newco for all reasonable out-of-pocket costs, fees and expenses, including, without limitation, the reasonable fees and disbursements of counsel and the expenses of litigation, incurred in connection with collecting the expenses pursuant to said Section 9.3(a), as a result of any breach by the Company of its obligations under this Section 9.3.

             (c) Except as provided otherwise in Section 9.3(a) above, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby and thereby shall be paid by the party incurring such expenses.

         Section 9.4 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if (i) delivered personally, (ii) sent by overnight courier (providing proof of delivery) or (iii) upon transmission (with confirmed delivery to the recipient of such communication) by facsimile to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)       if to the Parent or Newco, to(a)

                    Sonic Automotive, Inc.
                    5401 East Independence Boulevard
                    Charlotte, North Carolina 28212
                    Attention: Mr. Theodore M. Wright

                    with a copy to

                    Parker, Poe, Adams & Bernstein, LLP
                    2500 Charlotte Plaza
                    Charlotte, North Carolina 28244
                    Attention: Edward W. Wellman, Jr.

          (b)       if to the Company, to
                    FirstAmerica Automotive, Inc.
                    601 Brannon Street
                    San Francisco, California 94107

                    Attention: Mr. Thomas A. Price
                    with copies to:

                    Gray, Cary, Ware & Freidenrich, LLP
                    400 Hamilton Avenue
                    Palo Alto, California 94301-1825
                    Attention: Andrew D. Zeif, Esq.               or

             (c) if to the Stockholders or any of them, to the addresses listed below their respective names on Exhibit A attached hereto.

         Section 9.5 Certain Definitions. For purposes of this Agreement:

             (a) "Affiliate" of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person;

             (b) The terms "beneficially own" or "beneficial ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities beneficially owned by a Person shall include securities beneficially owned by all other Persons with whom such Person would constitute a "group" as described in Section 13(d)(3) of the Exchange Act.

             (c) "Closing Date Deadline" means December 31, 1999; provided, however, if as of such date the approvals of the Manufacturers contemplated by
Section 7.2(h) shall not have been obtained or the waiting period (and any extension thereof) applicable to the Reorganization under the HSR Act shall not have been terminated or shall not have expired, the Parent or the Company may, by written notice to the other, elect to extend the Closing Date Deadline for an additional sixty (60) days.

             (d) "Knowledge" with respect to the Company means the actual knowledge of the following persons: Thomas A. Price, Donald V. Strough, W. Bruce Bercovich, Charles R. Oglesby, Debra L. Smithart, and David J. Moeller, in each case after reasonable investigation and inquiry; provided, however, the Company shall be deemed to have knowledge of all material facts disclosed in the agreements (including related disclosure schedules) with respect to the Pending Acquisition;

             (e) "Lien" means any pledge, claim, lien, charge, encumbrance or security interest of any kind or nature whatsoever;

             (f) "Manufacturers" means Acura Division of American Honda Motor Co., Inc., BMW of North America, Inc., Cadillac Motor Car Division of General Motors Corp., Chevrolet Motor Division of General Motors Corp., Chrysler-Plymouth-Jeep (Chrysler Corp.), Dodge Division of Chrysler Corp., Ford Division of Ford Motor Co., Honda Division of America Honda Motor Co., Inc., American Isuzu Motors, Inc., Lexus Division of Toyota Motor Sales,

U.S.A., Inc., Daimler-Chrysler (Mercedes), Mitsubishi Motor Sales of America, Inc., Nissan Motor Corporation in U.S.A., Oldsmobile Division of General Motors Corp., Toyota Motor Sales, U.S.A., Inc., Volkswagen of America, Inc. and Volvo Cars North-America, Inc.

             (g) "Material Adverse Change" or "Material Adverse Effect" means, when used in connection with any Person, any change or effect that either individually or in the aggregate with all other such changes or effects is materially adverse to the business, assets, liabilities, financial condition or results of operations of such Person but shall exclude any change or effect resulting from (i) general economic conditions or (ii) general conditions in the automotive industry;

             (h) "Pending Acquisitions" means the pending acquisitions identified as such in Amendment No. 4 to the Company's Registration Statement on Form S-1 (Registration No. 333-75907), as well as the following pending acquisitions: Capitol Ford, Inc.; and RAB Motors, Inc., d/b/a Lexus of Marin and Land Rover of Marin. The fact that any Pending Acquisition identified in the foregoing Registration Statement shall have closed prior to the date hereof or the Closing shall not affect its status hereunder as a Pending Acquisition.

             (i) "Person" means an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity; and

             (j) "Subsidiary" of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

             (k) In the event of a stock dividend or distribution, or any change in the Company Common Stock or Company Preferred Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

         Section 9.6 Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

         Section 9.7 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

         Section 9.8 Entire Agreement; No Third-Party Beneficiaries. This Agreement and the other agreements referred to herein constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. This Agreement, other than Section 6.4, is not intended to confer upon any Person other than the parties hereto any rights or remedies.

         Section 9.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under principles of conflicts of laws.


         Section 9.10 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

         Section 9.11 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.


         Section 9.12 Consent to Jurisdiction. Any judicial proceeding brought with respect to this Agreement must be brought in any court of competent jurisdiction in the State of California, and, by execution and delivery of this Agreement, each party (i) accepts, generally and unconditionally, the exclusive jurisdiction of such courts and any related appellate court, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement and (ii) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT.


         Section 9.13 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

         Section 9.14 Construction. This Agreement shall be construed equitably in accordance with its terms, without regard to the degree to which the Company, the Stockholders or the Parent, or their respective legal counsel, have participated in the drafting of this Agreement.

         Section 9.15 Effectiveness of this Agreement; Merger Agreement and Stockholder Agreement Superseded. This Agreement shall become effective when it shall have been executed by the Parent, Newco and Stockholders who hold, benefiically and of record, at least

96% of the issued and outstanding shares of Company Common Stock, or such lesser percentage, not less than 90%, as shall be specifically agreed to in writing by the Parent. Upon the effectiveness of this Agreement and provided that this Agreement shall have been executed by the Stockholders who are party to the Stockholder Agreement, each of the Merger Agreement and the Stockholder Agreement shall be superseded hereby and of no further force or effect.

         Section 9.16 Concerning the Stockholders' Agent. By their respective signatures below, the Stockholders hereby acknowledge the appointment of Thomas
A. Price as the Stockholders' Agent hereunder and under the Escrow Agreement. The parties hereto agree that a decision, consent, instruction or other act of the Stockholders' Agent, including, but not limited to, a termination, amendment, extension or waiver of this Agreement pursuant to Section 8.1,
Section 8.3 and Section 8.4 hereof, shall constitute a decision, consent, instruction or other act, as the case may be, of the Stockholders and shall be final, binding and conclusive upon the Stockholders; and the parties hereto agree that the Escrow Agent, the Parent, Newco and the Surviving Corporation may each rely upon any such decision, consent, instruction or other act of the Stockholders' Agent as being the decision, consent, instruction or other act, as the case may be, of the Stockholders.

                     [SIGNATURES APPEAR ON FOLLOWING PAGES]

                          COUNTERPART SIGNATURE PAGE TO
                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

         IN WITNESS WHEREOF, the Parent, Newco, the Company and the Stockholders have signed this Agreement or have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.


PARENT:                         SONIC AUTOMOTIVE, INC.


                                By: /s/ Theodore M. Wright
                                   -----------------------------------
                                Name: Theodore M. Wright
                                Title: Chief Financial Officer, Vice
                                       President-Finance, Treasurer and
                                       Secretary

NEWCO:                          FAA ACQUISITION CORP.


                                By: /s/ Theodore M. Wright
                                   -----------------------------------
                                Name: Theodore M. Wright
                                Title: Vice President, Secretary and
                                       Treasurer

COMPANY:                        FIRSTAMERICA AUTOMOTIVE, INC.


                                By: /s/ Thomas A. Price
                                   -----------------------------------
                                Name: Thomas A. Price
                                Title: President and Chief Executive Officer

                          COUNTERPART SIGNATURE PAGE TO
                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION


STOCKHOLDERS:

/s/ Thomas A. Price                         /s/ Gwendolyn L. Price
------------------------------------        -------------------------------
Name: Thomas A. Price,                      Spouse: Gwendolyn L. Price
      individually and as trustee

/s/ Donald V. Strough                       /s/ Linda L. Strough
------------------------------------        -------------------------------
Name: Donald V. Strough                     Spouse: Linda L. Strough

/s/ T. Al Babbington                        /s/ Alliana W. Babbington
------------------------------------        -------------------------------
Name: T. Al Babbington                      Spouse: Alliana W. Babbington

/s/ John M. Driebe                          /s/ Christina Driebe
------------------------------------        -------------------------------
Name: John M. Driebe                        Spouse: Christina Driebe

/s/ Fred Cziska                             /s/ Teresa Cziska
------------------------------------        -------------------------------
Name: Fred Cziska                           Spouse: Teresa Cziska

/s/ Steve Hallock                           /s/ Kathryn Hallock
------------------------------------        -------------------------------
Name: Steve Hallock                         Spouse: Kathryn Hallock

/s/ Brad Hallock
------------------------------------        -------------------------------
Name: Brad Hallock                          Spouse:

                          COUNTERPART SIGNATURE PAGE TO
                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION



BB INVESTMENTS
a California General Partnership

/s/ W. Bruce Bercovich
----------------------------
Name: W. Bruce Bercovich


EMBARCADERO AUTOMOTIVE, LLC

/s/ W. Bruce Bercovich
----------------------------
Name: W. Bruce Bercovich


GEARY PLAZA IRREVOCABLE TRUST

/s/ W. Bruce Bercovich
----------------------------
Name: W. Bruce Bercovich


TCW SHARED OPPORTUNITY FUND II, L.P.
By:  TCW Investment Management Company,
     its investment advisor

/s/ Jean-Marc Chapus
----------------------------
Name:  Jean-Marc Chapus


TCW SHARED OPPORTUNITY FUND II, L.P.
By:  TCW Investment Management Company,
     its investment advisor

/s/ Nicholas W. Tell, Jr.
----------------------------
Name:  Nicholas W. Tell, Jr.

                          COUNTERPART SIGNATURE PAGE TO
                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION


TCW LEVERAGED INCOME TRUST II, L.P.
By: TCW (LINC II), L.P., as General Partner

By   TCW Advisors (Bermuda), Limited,
     as General Partner

/s/ Nicholas W. Tell, Jr.
----------------------------
Name: Nicholas W. Tell, Jr.
      Managing Director

By:   TCW Investment Management Company
      its investment advisor

/s/ Jean-Marc Chapus
----------------------------
Name: Jean-Marc Chapus
      Managing Director


By:   TCW Investment Management Company
      its investment advisor

                          COUNTERPART SIGNATURE PAGE TO
                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION


TCW/CRESCENT MEZZANINE
         PARTNERS, L.P.
TCW/CRESCENT MEZZANINE TRUST
TCW/CRESCENT MEZZANINE INVEST-
         MENT PARTNERS, L.P.

By:   TCW/Crescent Mezzanine, L.L.C.
      its general partner or managing owner

/s/ Jean-Marc Chapus
----------------------------
Name: Jean-Marc Chapus
         President


TCW LEVERAGED INCOME TRUST, L.P.

By:   TCW Advisors (Bermuda), Limited,
      as General Partner


/s/ Nicholas W. Tell, Jr.
----------------------------
Name: Nicholas W. Tell, Jr.
      Managing Director


By:  TCW Investment Management Company
     its investment advisor

/s/ Jean-Marc Chapus
----------------------------
Name: Jean-Marc Chapus
      Managing Director

                          COUNTERPART SIGNATURE PAGE TO
                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION



CRESCENT/MACH I PARTNERS, L.P.
By:   TCW Asset Management Company,
      as investment manager and attorney-in-fact

/s/ Jean-Marc Chapus
--------------------------
Name:  Jean-Marc Chapus
       Managing Director

/s/ Nicholas W. Tell, Jr.
--------------------------
Name: Nicholas W. Tell, Jr.
         Managing Director


ASIAN PACIFIC


By:_______________________


RAINTREE CAPITAL


By: /s/ Douglas Y. Bech
    ----------------------
    Douglas Y. Bech


/s/ Ralph McBride
--------------------
Ralph McBride


/s/ Thomas R. Powers
--------------------
Thomas R. Powers

/s/ Jack R. Tompkins
--------------------
Jack R. Tompkins

/s/ Brian Tucker
--------------------
Brian Tucker

/s/ Bert Wollen
--------------------
Bert Wollen

                          COUNTERPART SIGNATURE PAGE TO
                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

WARRANT HOLDERS:

/s/ T.J. Holterhoff                          /s/ Canale Holterhoff
-----------------------------------          --------------------------------
Name: T.J. Holterhoff                        Spouse: Canale Holterhoff

/s/ Carlanee Foushee                         /s/ Dennis S. Morgan
-----------------------------------          --------------------------------
Name: Carlanee Foushee                       Spouse: Dennis S. Morgan


BROWN, GIBBONS, LANG


By: /s/ Scott H. Lang
    _______________________________
    Scott H. Lang


CAPMAN, INC.


By: _______________________________